As filed with the Securities and Exchange Commission on April 1, 2024
1933 Act File No. 333-274875
1940 Act File No. 811-23904

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. 4	☒

Post-Effective Amendment No.
and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 4

AMG PANTHEON CREDIT SOLUTIONS FUND
(Exact Name of Registrant as Specified in Charter)

680 Washington Boulevard, Suite 500
Stamford,
CT
06901
(Address of Principal Executive Offices)
800-548-4539
(Registrant’s Telephone Number)
Mark J. Duggan
AMG Funds LLC
680 Washington Boulevard, Suite 500
Stamford,
CT
06901
(Name and Address of Agent for Service)

Copy to:
Joshua B. Deringer
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
Gregory C. Davis
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006
and
Pantheon Ventures (US) LP
11 Times Square, 35
th
Floor
New York, NY 10036

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest re investment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Pursuant to the provisions of Rule 24f-2 under the Investment Company Act, the Fund declares that an indefinite number of its shares of beneficial interest are being registered under the Securities Act of 1933 by this registration statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, April 1, 2024
AMG Pantheon Credit Solutions Fund
PROSPECTUS
Class S Shares: PCSZX
Class I Shares: PCSJX
Class M Shares: PCSBX
[

]
AMG Pantheon Credit Solutions Fund (the “Fund”) is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end, non-diversified management investment company. The Fund operates as an “interval fund”. The Fund continuously offers its shares of beneficial interest (“Shares”). The Fund operates under an Agreement and Declaration of Trust dated October 3, 2023 (the “Declaration of Trust”). The Fund’s investment adviser is Pantheon Ventures (US) LP (the “Adviser”). The Adviser is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected and intends each year to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).
Total Offering
.
(1)

	Class S Shares	Class I Shares	Class M Shares
Public Offering Price	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value, plus Sales Charge of up to 3.50%
Sales Charge (2) as percentage of purchase amount	None	None	3.50	% (3)
Proceeds to Fund	Current Net Asset Value	Current Net Asset Value	Current Net Asset Value, less applicable Sales Charge

(1)
The minimum initial investment in Class S Shares by any investor is $10,000,000. The minimum initial investment in Class I Shares by any investor is $1,000,000. The minimum initial investment in Class M Shares by any investor is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums for certain investors. See “Summary of Terms — The Offering.”

(2)
AMG Distributors, Inc. (the “Distributor”) acts as the distributor for the Shares and serves in that capacity on a best efforts basis, subject to various conditions. Pantheon Securities, LLC, a wholly-owned subsidiary of Pantheon Ventures Inc., acts as a sub-distributor for the Shares.

(3)
Investments in Class M Shares of the Fund are sold subject to a sales charge of up to 3.50% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. See “SUMMARY OF TERMS – THE OFFERING.”

Investment Objective and Principal Investment Strategy
. The primary investment objective of the Fund is to generate attractive returns through a combination of current income distributions and total return.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) directly or indirectly in credit securities. For purposes of the Fund’s above-referenced policy to invest at least 80% of its assets directly or indirectly in credit securities, the Fund considers credit securities to include private and public credit investments, including corporate loan investments, investments in private credit investment funds (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act (“Private Funds”)), U.S. or global high yield securities, bank loans, notes, loan participations and assignments, non-performing loans, convertible securities, preferred securities, private and public business development companies (“BDCs”), mutual funds or exchange traded funds (“ETFs” and together with Private Funds, BDCs and mutual funds, “Underlying Funds”) that invest in credit securities, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), mezzanine debt and distressed securities. The Fund’s investment exposure to these assets is implemented through a variety of investment types that include: (i) investments in existing or newly formed Private Funds managed by unaffiliated asset managers; (ii) investments in assets issued by private companies (“Direct Investments”); and (iii) investments alongside Private Funds in assets issued primarily by private companies (“Co-Investments” and, collectively with Private Funds and Direct Investments, “Portfolio Investments”). The Fund’s investments will primarily be acquired through privately negotiated transactions from investors in Portfolio Investments and/or in connection with the restructuring of a Private Fund or Co-Investment (“Secondary Transactions”); and may also be made through primary commitments to newly formed Private Funds or special purpose vehicles structured to invest in Co-Investments (“Primary Commitments”). See “INVESTMENT OBJECTIVE AND STRATEGIES.”
The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment. See “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 24.
Offering of Shares
. This prospectus (the “Prospectus”) applies to the public offering of shares of beneficial interest (“Shares”) of the Fund, designated as Class S Shares, Class I Shares and Class M Shares. The Shares will be offered in a continuous offering.
The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at net asset value per Share. The minimum initial investment in Class S Shares, Class I Shares and Class M Shares by any investor is $10,000,000, $1,000,000 and $50,000, respectively. However, the Fund, in its sole discretion, may accept investments below that minimum for certain investors. (see “SUMMARY OF TERMS – The Offering”). No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares. The Fund is a closed-end investment company operating as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class net asset value, of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase (generally 5% of the outstanding Shares), the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund (see “OFFERS TO REPURCHASE” beginning on page 60 and “REPURCHASE PROCEDURE” beginning on page 61).
The Distributor acts as the distributor for the Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Distributor may engage one or more sub-distributors. The Distributor has appointed Pantheon Securities, LLC, a wholly-owned subsidiary of Pantheon Ventures Inc., as a sub-distributor.
Investor Qualification and Suitability Standards
. Investments in the Fund may be made only by “accredited investors” as that term is defined in Rule 501(a) under the Securities Act (hereafter referred to as “Eligible Investors”). See “Investor Qualifications.”
SHARES ARE SPECULATIVE AND ILLIQUID INVESTMENTS INVOLVING SUBSTANTIAL RISKS OF LOSS.

•	The Fund has no operating history and the Shares have no history of public trading.

•	The Fund does not intend to list the Shares on any securities exchange and the Fund does not anticipate a secondary market for the Shares to develop.

•	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process) regardless of how the Fund performs.

•	Although the Fund is required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by the Fund.

•	You should consider that you may not have access to the money you invest for an indefinite period of time.

•	An investment in the Shares is not suitable for you if you have a foreseeable need to access the money you invest.

•	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

•	The amount of distributions that the Fund may pay, if any, is uncertain.

•
The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by shareholders.

•	All or a portion of a distribution may consist of a return of capital (i.e., from your original investment) (and not a return of net investment income).

•
An investor will pay a sales load of up to 3.50% for Class M Shares. The Fund will also incur organization and offering expenses of 0.24%, which are paid by the Fund at the Fund level, and these costs are estimated to be approximately $600,000 and are reflected in the “Other Expenses” line item of the fee table. Please see “SUMMARY OF FUND EXPENSES.” If you pay the maximum aggregate 3.74% for sales load and organization and offering expenses for Class M Shares and 0.24% in organization and offering expenses for Class S Shares and Class I Shares, you must experience a total return on your net investment of 3.87% for Class M Shares and 0.24% for Class S Shares and Class I Shares in order to recover these expenses.

See “PRINCIPAL RISK FACTORS.”
This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [•], has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o AMG Funds LLC, 1 (800) 548-4539 or 680 Washington Boulevard, Suite 500, Stamford, CT 06901. The SAI is incorporated by reference into this Prospectus in its entirety. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website (sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.
None of the SEC, the Commodity Futures Trading Commission, or any state securities commission has approved or disapproved the Fund’s Shares or passed upon the adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.
No broker-dealer, salesperson, or other person is authorized to give an investor any information or to represent anything not contained in this Prospectus. As an investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.
In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.
The date of this Prospectus is [•].

AMG PANTHEON CREDIT SOLUTIONS FUND
SUMMARY OF TERMS
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in AMG Pantheon Credit Solutions Fund (the “Fund”). Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective investor.

The Fund
The Fund is a newly organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end, non-diversified management investment company. The Fund’s investment adviser is Pantheon Ventures (US) LP (the “Adviser”).

The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class net asset value (“NAV”), of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

This Prospectus describes three classes of shares of beneficial interest (“Shares”) designated as Class S Shares, Class I Shares and Class M Shares (each a “Class of Shares”). In the future, other classes of Shares may be registered. The Fund has received an exemptive order from the Securities and Exchange Commission (“SEC”) with respect to the Fund’s multi-class structure.

The Fund intends to elect and intends each year to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objective and Strategies
The primary investment objective of the Fund is to generate attractive returns through a combination of current income distributions and total return. There is no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) directly or indirectly in credit securities. For purposes of the Fund’s above-referenced policy to invest at least 80% of its assets directly or indirectly in credit securities, the Fund considers credit securities to include private and public credit investments, including corporate loan investments (as defined below), investments in private credit investment funds (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act (“Private Funds”)), U.S. or global high yield securities, bank loans, notes, loan participations and assignments, non-performing loans, convertible securities, preferred securities, private and public business development companies (“BDCs”), mutual funds or exchange traded funds (“ETFs” and together with Private Funds, BDCs and mutual funds, “Underlying Funds”) that invest in credit securities, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), mezzanine debt and distressed securities. The Fund’s investment exposure to these assets is implemented through a variety of investment types that include: (i) investments in existing or newly formed Private Funds managed by unaffiliated asset managers; (ii) investments in assets issued by private companies (“Direct Investments”); and (iii) investments alongside Private Funds in assets issued primarily by private companies (“Co-Investments” and, collectively with Private Funds and Direct Investments, “Portfolio Investments”). The Fund’s investments will primarily be acquired through privately negotiated transactions from investors in Portfolio Investments and/or in connection with the restructuring of a Private Fund or Co-Investment (“Secondary Transactions”); and may also be made through primary commitments to newly formed Private Funds or special purpose vehicles structured to invest in Co-Investments (“Primary Commitments”). See “INVESTMENT OBJECTIVE AND STRATEGIES.”

The Fund’s corporate loan investments may include secured debt (including first lien senior secured, unitranche, and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), including investments in the debt of middle-market companies. The Fund may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by law.

It is anticipated that, under normal market conditions, the Fund will primarily invest in North America-domiciled investments, predominantly within the U.S. The Fund also may make European-domiciled investments.

The Fund may make investments through direct and indirect wholly-owned subsidiaries (“Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries.

The Adviser has obtained an exemptive order from the SEC that permits the Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

See “INVESTMENT OBJECTIVE AND STRATEGIES.”

The Adviser
Pantheon Ventures (US) LP (the “Adviser”) provides day-to-day investment management services to the Fund. Its principal place of business is located at 555 California Street, Suite 3450, San Francisco, CA 94104. The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2023, it had approximately $94.6 billion in assets under advisement and assets under management (including discretionary and non-discretionary accounts).

Affiliated Managers Group, Inc., a publicly-traded company, indirectly owns a majority of the interests of the Adviser.

The Administrator	The Fund has retained AMG Funds LLC (the “Administrator”) to provide it with certain administration, accounting, and investor services for the Fund. The Fund compensates the Administrator for these services. See “FEES AND EXPENSES” below.

Fees and Expenses
The Fund, and, therefore, its Shareholders, will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Management Agreement. A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Management Fee
. The Fund pays the Adviser an investment management fee (the “Investment Management Fee”) at an annual rate of 1.15%, payable monthly in arrears, accrued daily based upon the Fund’s average daily “Managed Assets.” The Adviser has contractually agreed to waive 0.50% of its Investment Management Fee for a period of one year following the Fund’s commencement of operations. See “INVESTMENT MANAGEMENT AND INCENTIVE FEES.” The Investment Management Fee paid to the Adviser will be paid out of the Fund’s assets. The Investment Management Fees are paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund. Managed Assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day, subject to certain adjustments.

Incentive Fee
. In addition to the Investment Management Fee, the Adviser will be entitled to an income incentive fee (“Incentive Fee”), if earned. The Incentive Fee is payable quarterly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on each class’s average daily net asset value (calculated in accordance with GAAP), equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income (inclusive of accrued interest and other non-cash interest features, including OID), dividend income and any other income accrued during the fiscal quarter, minus each class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, the Fund’s operating expenses will include the Management Fee but will exclude the Incentive Fee.

The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 10% on pre-incentive fee net investment income when that class’s pre-incentive fee net investment income reaches 1.667% of the class’s average daily net asset value (calculated in accordance with GAAP) in any fiscal quarter. See “INVESTMENT MANAGEMENT AND INCENTIVE FEES.”

Administration Fee
. In consideration for the services provided, the Fund pays the Administrator a fee based on the average daily net assets of the Fund (the “Administration Fee”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore, decrease the net profits or increase the net losses of the Fund. See “ADMINISTRATION.”

Distribution and Service Fees
. The Fund will pay out of its assets an ongoing distribution fee to the Distributor. The Distributor will generally pay substantially all of these ongoing fees to financial intermediaries whose customers hold Shares through an account with the applicable financial intermediary.

The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure that allows the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class I Shares and Class M Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 0.25% and 0.85% on an annualized basis of the average daily net assets of the Fund attributable to Class I Shares and Class M Shares, respectively (the “Distribution and Service Fees”), to the Fund’s distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Service Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Distribution and Service Fees only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Service Fees payable. Class S Shares are not subject to the Distribution and Service Fees.

See “DISTRIBUTION AND SERVICE PLAN”.

Expense Limitation and Reimbursement Agreement
. The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the Fund’s average daily net assets (the “Expense Limit”). “Excluded Expenses” is defined to include (a) the management fee and Incentive Fee paid by the Fund; (b) fees, expenses, allocations, carried interests, etc. of Private Funds, special purpose vehicles and co-investments in portfolio companies in which the Fund or a Subsidiary may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the Distribution and/or Service Fees (as applicable) paid by the Fund; (h) taxes of the Fund or a Subsidiary; (i) extraordinary expenses of the Fund or a Subsidiary, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to a Subsidiary; and (k) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, the Investment Management Fee, the Fund’s administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), the Fund’s organizational costs and fees and expenses of Fund Trustees. Because the Excluded Expenses noted above are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) may exceed 0.75% for a Class of Shares. For a period not to exceed 36 months from the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived or reimbursed, provided that the amount of any such additional payment by the Fund in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund. The Expense Limitation and Reimbursement Agreement will continue for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment manager of the Fund or upon mutual agreement between the Adviser and the Fund’s Board. See “FUND EXPENSES.”

Investor Qualifications	Each investor in the Fund will be required to be an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the automatic reinvestment of dividends (as described below)) will be required to qualify as Eligible Investors.

The Offering	The minimum initial investment in the Fund by any Eligible Investor in Class S Shares is $10,000,000. The minimum initial investment in the Fund by any Eligible Investor in Class I Shares is $1,000,000. The minimum initial investment in the Fund by any Eligible Investor in Class M Shares is $50,000. The minimum additional investment in the Fund by any Shareholder is $5,000. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial and additional investment amounts for investments by current or retired officers and Trustees of the Fund and other funds managed by the Adviser or the Administrator, as well as their family members; current or retired officers, directors, and employees of the Adviser or the Administrator and certain participating affiliated companies of the Adviser or the Administrator; the immediate family members of any such officer, Trustee, or employee (including parents, spouses, children, fathers/mothers-in-law, daughters/sons-in-law, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the minimums may be reduced (in the case of minimum initial investments, to an amount no lower than $25,000) by the Fund in the discretion of the Adviser or the Administrator based on consideration of various factors, including the investor’s overall relationship with the Adviser or the Administrator, the investor’s holdings in other funds affiliated with the Adviser or the Administrator, and such other matters as the Adviser or the Administrator may consider relevant at the time. The Fund, in the sole discretion of the Adviser or the Administrator, may also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.

The Shares will be offered in a continuous offering through the Fund/SERV electronic ticketing platform. Shares will generally be offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. Once an Eligible Investor’s purchase order is received, a confirmation is sent to the Eligible Investor. Eligible Investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to Eligible Investors.

Eligible Investors may only purchase Shares through the Distributor or through a registered investment adviser (an “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Shares in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Any such RIA may impose additional eligibility requirements for Eligible Investors who purchase Shares through such RIA, as well as additional charges.

Investments in Class M Shares of the Fund may be subject to a sales charge of up to 3.50% of the subscription amount. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering.

The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.

Distribution Policy
Following an initial six month invest-up period, the Fund intends to make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year.

Dividends and capital gain distributions paid by the Fund on the Shares will be reinvested in additional Shares unless a Shareholder opts out (elects not to reinvest in the Shares). Investors are free to change their election at any time by contacting the Transfer Agent (or, alternatively, by contacting their financial advisor, provided the financial advisor informs the Transfer Agent and provides sufficient supporting documentation). Shares purchased through reinvestment will be issued at their net asset value on the ex–dividend date (which is generally expected to be the last business day of a month). There is no sales load or other charge for reinvestment. The Fund reserves the right, in its sole discretion, to suspend or limit at any time the ability of Shareholders to reinvest distributions. A distribution by the Fund potentially may be treated as a return of capital for U.S. federal income tax purposes. A return of capital is not taxable, but it reduces a Shareholder’s tax basis in its Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Shareholder of its Shares.

Repurchase of Shares
On a quarterly basis, the Fund will make repurchase offers, at the per-class NAV, to repurchase no less than 5% and no more than 25% of the Fund’s outstanding Shares. Typically, the Fund will conduct such quarterly repurchase offers for 5% of the Fund’s outstanding Shares.

The time between the notification to shareholders and the repurchase request deadline may vary from no more than 42 days to no less than 21 days, but will generally be 30 days (the “Repurchase Request Deadline”). Shares will be repurchased at the per-class NAV per share determined as of the close of business no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). If investors request a repurchase of only a portion of their Shares, they must maintain a minimum balance of $25,000 worth of Shares of common stock following a repurchase request. See “OFFERS TO REPURCHASE” and “REPURCHASE PROCEDURE.”

A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any shareholder. The early repurchase fee will be retained by the Fund for the benefit of the remaining shareholders.

Leverage
The Fund may borrow cash for a number of reasons, including without limitation, in connection with its investment activities, to make distributions, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with temporary liquidity.

The Investment Company Act requires that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (or an asset coverage requirement of 200% in the case of issuance of preferred shares and/or senior secured notes). Thus, if the Fund and/or a Subsidiary uses a combination of borrowing money and issuing preferred shares and/or senior secured notes, the maximum allowable leverage will be between 33 1/3% (i.e., asset coverage of 300%) and 50% (i.e., asset coverage of 200%) of Managed Assets, which is the maximum extent permitted by the Investment Company Act. The Fund and/or its Subsidiaries are permitted to use the following forms of leverage in combination: (a) reverse repurchase agreements, dollar rolls, derivatives or transactions that have the economic effect of leverage, (b) borrowings from a financial institution, (c) the issuance of preferred shares, and (d) the issuance of senior secured notes.

If and when the Fund or an Underlying Fund employs leverage, there is no assurance that such leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the underlying investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. The use of leverage may increase the Management Fee and Incentive Fee paid by the Fund to the Adviser. Leveraging is a speculative technique and there are special risks and costs involved. To the extent the Fund uses leverage and invests in other investments that also use leverage, the risks associated with leverage will be further magnified, potentially significantly. See “USE OF LEVERAGE” and “PRINCIPAL RISK FACTORS – GENERAL RISKS—BORROWING; USE OF LEVERAGE.”

Risk Factors	The Fund is subject to substantial risks — including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Adviser, which may include credit risks, prepayment risks, valuation risks, and interest rate risks. While the Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Adviser and its affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Adviser, its principals, and the Fund are not indicative of future results. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus.

Summary of Taxation	The Fund has elected to be treated and qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that it distributes its net income and gains to Shareholders each year. See “TAXES.”
SUMMARY OF FUND EXPENSES
The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. The expenses shown in the table are based on estimated amounts for the current fiscal year. The Fund’s actual expenses may vary from the estimated expenses shown in the table. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT AND INCENTIVE FEES,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

	Class S	Class I	Class M
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load (as a percentage of repurchased amount) (1)	None	None	3.50%
Maximum Early Repurchase Fee (as a percentage of repurchased amount) (2)	2.00%	2.00%	2.00%

ANNUAL EXPENSES:
(As a Percentage of Average Net Assets Attributable to Shares)
Investment Management Fee (3)	1.15%	1.15%	1.15%
Incentive Fee (4)	0.00%	0.00%	0.00%
Distribution and/or Service Fees (5)	None	0.25%	0.85%
Acquired Fund Fees and Expenses (6)(7)	0.75%	0.75%	0.75%
Other Expenses (6)	1.00%	1.00%	1.00%
Total Annual Expenses	2.90%	3.15%	3.75%
Less: Expense Reductions (8)	(0.75)%	(0.75)%	(0.75)%
Net Annual Expenses	2.15%	2.40%	3.00%

(1)
While neither the Fund nor the Distributor imposes an initial sales charge on Class S or C la
ss I Shares, if you buy Class S or
Class
I Shares through certain financial intermediaries, they may directly charge you transaction or other fees in such amounts as they may determine. Class S Shares, Class I Shares and Class M Shares will be sold on a continuous basis at the Fund’s then current NAV per Share, plus for Class M Shares only, a maximum front-end sales commission of 3.50%. Please consult your financial intermediary for additional information.

(2)
A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of Shares at any time p rio
r to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any shareholder. The early repurchase fee will be retained by the Fund for the benefit of the remaining shareholders.

(3)
An Investment Management Fee of 1.15% is charged on total Managed Assets, which includes the impact of leverage. The 1.15% Investment Management Fee assumes average anticipated leverage of 0% during the Fund’s first year of operations.

(4)
The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Investment Manager during certain periods. However, the Incentive Fee is based on the Fund’s performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The Incentive Fee is calculated and payable quarterly in arrears in an amount equal to 10% of the Fund’s “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on each class’s average daily net asset value (calculated in accordance with GAAP), equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. See “INVESTMENT MANAGEMENT AND INCENTIVE FEES” for a full explanation of how the Incentive Fee is calculated.

(5)
The Fund has received exemptive relief from the SEC to offer multiple classes of shares and to adopt a distribution and service plan for Class I Shares and Class M Shares. Under the Distribution and Service Plan, the Fund may charge a Distribution and/or Service Fee at an annualized rate of 0.25% and 0.85%, respectively, of the average daily net assets of the Fund that are attributable to the respective Class of Shares, determined as of the end of each month. The Distribution and/or Service Fee is paid for distribution and investor services provided to Shareholders (such as responding to Shareholder inquiries and providing information regarding investments in Shares of the Fund; processing purchase, exchange, and redemption requests by beneficial owners of Shares; placing orders with the Fund or its service providers for Shares; providing sub-accounting with respect to Shares beneficially owned by Shareholders; and processing distribution payments for Shares of the Fund on behalf of Shareholders). The Distributor may pay all or a portion of the Distribution and/or Service Fee to selling agents that provide distribution and investor services to Shareholders. For purposes of determining the Distribution and/or Service Fee payable to the Distributor for any month, the respective Class of Shares’ net asset value is calculated prior to giving effect to the payment of the Distribution and/or Service Fee and prior to the deduction of any other asset-based fees (e.g., the Investment Management Fee and any Administration Fee).

(6)
Other Expenses and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year. “Other Expenses” include professional fees and other expenses, including, without limitation, organization and offering expenses, filing fees, printing fees, administration fees, transfer agency fees, custody fees, accounting and sub-administration fees, trustee fees and insurance costs. Organization and offering expenses include expenses incurred in the Fund’s initial formation and its continuous offering and are estimated to be approximately $600,000 or 0.24% of net assets.

(7)
The “Acquired Fund Fees and Expenses” disclosed above are based on the expense ratios for the most recent fiscal year of the Underlying Funds in which the Fund anticipates investing, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” Some of the Underlying Funds in which the Fund intends to invest charge incentive fees based on the Underlying Funds’ performance. The 0.75% shown as “Acquired Fund Fees and Expenses” reflects estimated operating expenses of the Underlying Funds and transaction-related fees. Certain Underlying Funds in which the Fund intends to invest generally charge a management fee of 0.00% to 2.00% and up to a 15% incentive fee on income and/or capital gains, which are included in “Acquired Fund Fees and Expenses,” as applicable. The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Underlying Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Funds. Acquired Fund Fees and Expenses are borne indirectly by the Fund, but they will not be reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(8)
The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the Fund’s average daily net assets (the “Expense Limit”). “Excluded Expenses” is defined to include (a) the management fee and Incentive Fee paid by the Fund; (b) fees, expenses, allocations, carried interests, etc. of Private Funds, special purpose vehicles and co-investments in portfolio companies in which the Fund or a Subsidiary may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the Distribution and/or Service Fees (as applicable) paid by the Fund; (h) taxes of the

Fund or a Subsidiary; (i) extraordinary expenses of the Fund or a Subsidiary, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to a Subsidiary; and (k) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, the Investment Management Fee, the Fund’s administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), the Fund’s organizational costs and fees and expenses of Fund Trustees. Because the Excluded Expenses noted above are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) may exceed 0.75% for a Class of Shares. For a period not to exceed 36 months from the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived or reimbursed, provided that the amount of any such additional payment by the Fund in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund. The Expense Limitation and Reimbursement Agreement will continue for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment manager of the Fund or upon mutual agreement between the Adviser and the Fund’s Board. The Adviser has also contractually agreed to waive 0.50% of the Investment Management Fee for a period of one year following the Fund’s commencement of operations.
The purpose of the table above is to assist you in understanding the vari
ous costs and expenses you will bear directly or indirectly as a Shareholder in the Fund. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Fees and Expenses.”
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the Investment Management Fee Waiver and Expense Limitation and Reimbursement Agreement for the 1 Year period and the first year of the 3 Year, 5 Year and 10 Year periods in the example).
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, and solely with respect to Class M Shares, a 3.50% sales charge:

	1 Year	3 Years	5 Years	10 Years
Class S Shares	$22	$83	$146	$317
Class I Shares	$24	$90	$158	$341
Class M Shares	$64	$139	$216	$416
The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example above; if the actual return were greater, the amount of fees and expenses would increase. See “INVESTMENT MANAGEMENT AND INCENTIVE FEES.”

FINANCIAL HIGHLIGHTS
The Fund is newly organized, and it has not commenced operations as of the date of this Prospectus. Therefore, there is no financial history for the Fund.
PRIVACY POLICY
This Privacy Policy covers the practices of the Fund and applies to the nonpublic personal information of its Shareholders and former Shareholders (to the extent required by applicable law, including Gramm-Leach-Bliley Act (“GLBA”) requirements).
The Fund may collect nonpublic personal information about Shareholders that the law allows or requires the Fund to have in order to conduct its business and properly service its accounts.
The Fund only uses and re-discloses third-party information in accordance with the purpose for which it is received and does not share with other nonaffiliated third-parties (other than Fund service providers), unless the original third-party could have legally shared with such a party.
The Fund does not disclose any nonpublic personal information about Shareholders or former Shareholders to nonaffiliated third-parties, except in accordance with the GLBA. In no circumstances does the Fund share credit-related information, such as income, total wealth, or other credit header information, with nonaffiliated third-parties, other than in their capacity as service providers of the Fund.
The Fund has relationships with nonaffiliated third-parties that require the Fund to share Shareholder information in order for the third-party to carry out its services for the Fund. These nonaffiliated third-parties provide marketing, administration or other related services to the Fund and/or carry out marketing activities on the Fund’s behalf. Each of these nonaffiliated third-parties described in this exception is required to enter into a joint marketing or other agreements with the Administrator. These agreements include confidentiality provisions as required by GLBA privacy regulations. These provisions ensure that the nonaffiliated third-party only uses and re-discloses Shareholder nonpublic personal information for the purpose for which it was originally disclosed.
The Fund may also share information when it is necessary to effect, administer, or enforce a transaction for a Shareholder or if a Shareholder initiates a request for the Fund to share information with an outside party. All requests by Shareholders must be received in writing from the Shareholder or the Shareholder’s authorized representative.
It also may be necessary under anti-money laundering and similar laws to disclose information about Shareholders in order to accept subscriptions from them. The Fund also will release information about Shareholders if compelled to do so by law in connection with any government request or investigation, or if any Shareholders direct the Fund to do so.
USE OF PROCEEDS
The proceeds from the continuous offering of the Fund’s Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Adviser), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable and not later than six months after receipt, subject to market conditions, the availability of suitable investments, and the extent proceeds are held in cash to pay distributions or expenses, satisfy repurchase offers or for temporary defensive purposes.
Delays in fully investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions in corporate loans, and the Adviser’s ability to find suitable investments may be delayed. The aforementioned delays may inhibit the Fund from being fully-invested at all times. A delay in the anticipated use of proceeds could lower returns and reduce the Fund’s distributions to Shareholders. Pending such use, the Fund may take temporary defensive measures and invest a portion of proceeds in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.
THE FUND
The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”). The Fund continuously offers its Shares and is operated as an “interval fund”. The Fund has received exemptive relief from the Securities and Exchange Commission (the “SEC”) that permits the Fund to issue multiple Classes of Shares. This prospectus describes three classes of Shares designated as Class S Shares, Class I Shares and Class M Shares.
An investment in the Fund may not be appropriate for all investors. The Fund does not intend to list the Shares on any securities exchange and the Fund does not anticipate a secondary market for the Shares to develop. The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. Please see “OFFERS TO REPURCHASE” and “REPURCHASE PROCEDURE” for additional information.
The Fund was organized as a Delaware statutory trust and operates under an Agreement and Declaration of Trust dated October 3, 2023 (the “Declaration of Trust”). The Fund’s principal office is located at c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
INVESTMENT OBJECTIVE AND STRATEGIES
I
NVESTMENT
O
BJECTIVE
The primary investment objective of the Fund is to generate attractive returns through a combination of current income distributions and total return.
Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.
I
NVESTMENT
O
PPORTUNITIES
, S
TRATEGIES
AND
P
ROCESS
Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) directly or indirectly in credit securities. This 80% policy may be changed by the Board, upon 60 days’ written notice to Shareholders. For purposes of the Fund’s above-referenced policy to invest at least 80% of its assets directly or indirectly in credit securities, the Fund considers credit securities to include private and public credit investments, including corporate loan investments (as defined below), investments in private credit investment funds (private funds that are excluded from the definition of “investment company” pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act (“Private Funds”)), U.S. or global high yield securities, bank loans, notes, loan participations and assignments, non-performing loans, convertible securities, preferred securities, private and public business development companies (“BDCs”), mutual funds or exchange traded funds (“ETFs” and together with Private Funds, BDCs and mutual funds, “Underlying Funds”) that invest in credit securities, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), mezzanine debt (which is typically subordinate to first lien and second lien debt, and in some cases, may be issued together with an equity security, e.g., with attached warrants) and distressed securities. The Fund’s investment exposure to these assets is implemented through a variety of investment types that include: (i) investments in existing or newly formed Private Funds managed by unaffiliated asset managers; (ii) investments in assets issued by private companies (“Direct Investments”); and (iii) investments alongside Private Funds in assets issued primarily by private companies (“Co-Investments” and, collectively with Private Funds and Direct Investments, “Portfolio Investments”). The Fund’s investments will primarily be acquired through privately negotiated transactions from investors in Portfolio Investments and/or in connection with the restructuring of a Private Fund or Co-Investment (“Secondary Transactions”); and may also be made through primary commitments to newly formed Private Funds or special purpose vehicles structured to invest in Co-Investments (“Primary Commitments”).
To the extent the Fund has knowledge of the holdings of an Underlying Fund, the Fund will consider the holdings of the Underlying Fund when the Fund determines compliance with its 80% investment policy.

The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. See “Investment Objective and Strategies – Investment Opportunities, Strategies and Process.” The Fund uses a “multi-lender” approach whereby the Adviser partners with a variety of corporate lenders (“Investment Partners”) to source investment opportunities for the Fund.
The Fund’s corporate loan investments may include secured debt (including first lien senior secured, unitranche, and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), including investments in the debt of middle-market companies. First lien senior secured debt has first claim to any underlying collateral of a loan, second lien debt is secured but subordinated in payment and/or lower in lien priority to first lien holders, and unitranche loans are secured loans that combine both senior and subordinated debt into one tranche of debt, generally in a first lien position. In connection with a corporate loan, the Fund may invest in warrants or other equity securities of borrowers and may receive non-cash income features, including payment in kind (“PIK”) interest and original issue discount (“OID”). The Fund may make investments at different levels of a borrower’s capital structure or otherwise in different classes of a borrower’s securities, to the extent permitted by law.
It is anticipated that, under normal market conditions, the Fund will primarily invest in North America-domiciled investments, predominantly within the U.S. The Fund also may make European-domiciled investments and may invest, to a lesser extent, directly in other foreign debt and equity securities, including those from emerging markets, issued in both U.S. dollars and foreign currencies.
A portion of the Fund’s assets may be invested in cash or cash equivalents; in order to respond to adverse market, economic, political or other conditions, as determined by the Adviser, the Fund may hold a larger position in cash or cash equivalents and reduce its investment in credit investments for temporary defensive purposes. The Fund also may invest in derivatives (such as options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions) for hedging and investment purposes. When the Fund invests in loans and debt securities, the Fund may acquire warrants or other equity securities of borrowers as well. The Fund may also invest in warrants and equity securities directly, including securities of specialty finance companies and companies that employ private debt strategies for all or part of their investment strategy. The Fund’s equity holdings may be issued by small-, mid- and large-cap companies.
The Fund may make investments through direct and indirect wholly-owned subsidiaries (“Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board of Trustees of the Fund (the “Board”) has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole direct or indirect shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Adviser will serve as the investment adviser to any Subsidiary and will comply with Section 15 of the Investment Company Act with respect to advisory contract approval. The Fund will comply with Section 8 and Section 18 of the Investment Company Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with any Subsidiary. Any Subsidiary will also comply with Section 17 of the Investment Company Act relating to affiliated transactions and custody. The Fund does not intend to create or acquire primary control of any entity which engages in investment activities in securities or other assets other than entities wholly-owned by the Fund. The Fund does not currently intend to make investments through a foreign controlled company, but to the extent that the Fund were to make investments through a foreign controlled company in the future, such foreign controlled company and its board of directors would agree to designate an agent for service of process in the United States and to the inspection of its books and records in the United States.
There is no limit on the duration, maturity or credit quality of any investment in the Fund’s portfolio. The Fund may invest in below-investment grade debt securities and non-rated debt securities. These investments could constitute a material percentage of the Fund’s holdings at any given point in time. The Fund’s allocations among assets will vary over time in response to changing market opportunities. There can be no assurance that the Fund will achieve its investment objective.
The Adviser has obtained an exemptive order from the SEC that permits the Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.
Except as otherwise indicated, the Fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.
MARKET OPPORTUNITY
The market for private credit secondaries is large and rapidly expanding, driven by: (i) the large size of the private credit asset class and its projected growth outlook; (ii) the increase in investors and investor types allocating to private credit; (iii) the growth in the number of private credit managers and related strategies globally; and (iv) the increasing need for investor liquidity to better manage private markets allocations and portfolios. Global private credit assets under management reached a record level in 2023 of over $1.5 trillion, having grown over 100% since 2017, and is projected to double over the next five years. Active private credit managers have increased from ~400 managers in 2010 to over 1,200 firms across all strategies by 2023. As the overall market size increases, the Adviser expects a greater need for liquidity solutions and portfolio rebalancing, which provides strong tailwinds for future investment activity in credit secondaries. The Adviser believes the current market presents a significant opportunity for private credit secondaries with highly favorable supply / demand dynamics creating attractive investment opportunities.
In 2018, the Pantheon Group
1
was the first asset manager to create a dedicated fund focused on private credit secondaries, and now the Pantheon Group manages approximately $6.7 billion of assets in private credit (as of September 30, 2023). Annual deal flow sourced by the Pantheon Group has grown at a 35% compounded annual growth rate from approximately $5 billion in 2018 to $24.4 billion in 2023. To date, the Pantheon Group has deployed over $3.5 billion across 102 credit secondary transactions, with over $700 million deployed in 2023. The Pantheon Group expects deal flow to continue to grow in-line with that of the broader private credit market.
The Adviser believes that investing in private credit secondaries offers a number of attractive benefits to investors: potential discount to existing investment valuations at entry; high visibility into funded portfolios of private credit assets; the potential for immediate yield; attractive borrower credit quality; shorter investment durations and efficient recycling; and enhanced diversification (by company, industry, vintage year, credit strategy and private credit manager). Credit secondaries also benefit from attractive risk-mitigating benefits including, but not limited to the following:

1
Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Ventures (HK) LLP, Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

•	Lower leverage/loan-to-value and/or superior credit quality entry points vs a newly originated loan at inception;

•	The ability to select or omit select loan positions to enhance overall performance;

•	Price adjustments that are aligned with current / anticipated fair market value trends; and

•	Additional clarity/transparency on portfolio company financial performance with seasoned loans, with potentially reduced EBITDA add-backs and adjustments.
FUND’S TARGET INVESTMENT PORTFOLIO.
It is anticipated that, under normal market conditions, the Fund will primarily have exposure to North America-domiciled investments, predominantly within the U.S. The Fund also may make European-domiciled investments and, to a lesser extent, may invest directly in other foreign debt and equity securities, including those from emerging markets.

Asset Allocation
Investment Type	% of Managed Assets
Secondary Transactions	55% to 80%
Direct Investments/Co-Investments	20% to 45%
Geographic Region
North America	70% to 90%
Europe	10% to 30%

OVERVIEW OF INVESTMENT PROCESS
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The Adviser and its personnel use a range of strategies and resources to source, identify and evaluate prospective Portfolio Investments. The Adviser sources Portfolio Investments from deep and long-standing relationships developed from a broad and extensive network of investment constituents and partners. The Adviser’s relationships include private credit asset managers, origination platforms, private equity asset managers, regional/commercial banks, investment banks, insurance companies, financial intermediaries, limited partners of funds (such as corporate and public pension plans) and other parties. The Adviser’s Private Credit investment team, based in New York and London, currently manages investing relationships with over 70 private credit asset managers globally (~$6.8 billion of AUM) and has sourced over $90 billion of investment opportunities since 2018. The Adviser’s broader platform consists of over 120 investment professionals, over 1,000 institutional investor relationships, ~2,000 general partner relationships across all asset classes, over 620 advisory board seats and 13 offices around the world.
The Adviser’s investment process focuses on selecting high quality private credit assets with top credit managers; utilizing an intensive and rigorous underwriting and due diligence investment framework; leveraging the investment team’s and Adviser’s expertise, relationships and information advantages; and employing conservative risk management strategies and policies. The Adviser incorporates both bottom-up asset and top-down portfolio analyses in the investment evaluation process, which is designed to identify opportunities with attractive absolute and risk-adjusted returns while protecting capital and securing downside protection through adequate diversification and portfolio construction. The Adviser’s investment team, with oversight from the Adviser’s Global Credit Committee (“GCC”), seeks to identify the relevant strengths and weaknesses of each potential investment while employing appropriate portfolio and risk management practices to seek to achieve target investment performance.
During the due diligence process, the Adviser reviews, among other things, offering documents, financial statements, regulatory filings, loan tapes including historical asset level performance as well as loan instrument pricing and related information, facility agreements of underlying loans and client/management team correspondence. The Adviser will select Portfolio Investments based on a variety of qualitative and quantitative criteria, including the Adviser’s analysis of an investment opportunity’s actual and projected cash flows resulting from detailed assumptions and sensitivities around projected loss rates and duration, as well as an assessment of an asset manager’s reputation, experience, competitive advantages, team and track record of performance during various time periods and market cycles. The Adviser’s due diligence process typically encompasses loan level quantitative analyses using its proprietary database to compare manager performance and assess differences across various metrics (e.g., underlying loan performance, attribution, risk, etc.). The Adviser may also review a range of underlying transactions (case studies) to evaluate an asset manager’s credit underwriting, deal flow quality, and risk tolerance, among other factors.
The Adviser’s due diligence on Portfolio Investments (particularly Direct Investments or Co-Investments) may examine some or all of the following attributes, along with other factors: (i) transaction dynamics such as deal rationale, use of proceeds and co-investment rationale; (ii) borrower credit profile, including credit metrics, size of the borrower, resiliency of business model, market position, industry fundamentals and relative value assessment; (iii) historical financial performance, future projections, growth assumptions, free cash flow generation, de-leveraging profile and key financial credit metrics; (iv) legal considerations including the strength of the credit structure and related documentation; (v) performance track record of the investment partner; and (vi) private equity sponsor experience and track record.
The Adviser also interacts regularly with senior personnel of asset managers and those associated with Portfolio Investments. This interaction facilitates not only the sourcing and identification of attractive investment opportunities but also ongoing portfolio management and analysis, which assists in risk management and potential performance improvement. It also provides ongoing due diligence feedback, as additional investments, secondary investments, and co-investments with a particular asset manager are considered. The Adviser may also perform background and reference checks on personnel associated with Portfolio Investments.
After making a Portfolio Investment, and as part of its ongoing diligence process, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with Portfolio Investment personnel and onsite visits where appropriate; review audited and unaudited reports; and monitor performance generally. In conjunction with the due diligence process, the tax treatment and legal terms of investments are also considered.
OTHER INFORMATION REGARDING INVESTMENT STRATEGY
. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Adviser may determine that a large portion of the Fund’s assets should be invested in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In these and in other cases, the Fund may not achieve its investment objective. The Adviser may invest the Fund’s cash balances in any investments it deems appropriate.
The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) may vary from year to year. It is anticipated that the Fund’s annual overall portfolio turnover rate will ordinarily be between 0% and 25%. The portfolio turnover rate will not be a limiting factor when the Adviser deems portfolio changes appropriate. In certain circumstances, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund.
ALLOCATION OF INVESTMENT OPPORTUNITIES
. The Adviser will advise multiple clients with different investment objectives, guidelines and policies, and fee structures. In situations where an investment opportunity falls within the investment objectives of multiple clients of the Adviser, there may also be conflicts of interest among clients regarding which of those entities will be given the opportunity to make or participate in the investment opportunity and, if the investment is to be made by more than one of those entities, the proportions in which such opportunity will be allocated among the participating entities.
The Adviser will receive both management fees and/or performance-based fees (e.g., incentive fees and/or carried interest) as compensation for its advisory services. Incentive fees and carried interest will, at times, create an incentive for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of a performance-based fee. In these instances, the Adviser’s compensation will, at times, be greater than it would otherwise have been, as the fee will be based on the funds’ or separate accounts’ performance instead of, or in addition to, a percentage of assets under management. In theory, the Adviser has an incentive to dedicate increased resources and allocate more profitable investment opportunities to clients bearing higher performance-based fees or to clients whose governing documents contain less restrictive terms regarding timing of performance-based fee distributions. In theory, the Adviser also has an incentive to allocate investment opportunities to clients that pay a fees based on invested capital or capital committed to transactions rather than on capital commitments. However, the Adviser has a Conflicts of Interest Policy to manage conflicts of interest, including with respect to allocation of investment opportunities, and it is the Adviser’s policy to allocate investment opportunities and resources based on its allocation procedures (as discussed below), and it does not consider fees or carried interest, in any regard, when making allocation determinations.
The Adviser’s investment allocation policy (the “Allocation Policy”) is to allocate investment opportunities among clients based on methodologies designed to be fair and equitable over time, not taking into account fee structures on particular accounts, and consistent with and subject to the fiduciary and contractual duties of the Adviser to such clients in accordance with the Adviser’s Allocation Policy and procedures. The Adviser takes steps to reasonably ensure all clients are treated in a fair and equitable manner, and mitigates allocation-related risks by leveraging an internal portfolio strategy team and an allocation committee. The allocation committee approves the policies and procedures used in constructing the allocations, audits the construction of allocation recommendations and opines on questions relating to prospective allocations. Notwithstanding the foregoing, there can be no assurances that the Fund will participate in all investment opportunities consistent with the Fund’s investment objective and strategy that comes to the Adviser’s attention.
In order to implement the Allocation Policy and manage any conflicts of interest related to investment allocations, the Adviser maintains procedures relating to the allocation of investment opportunities. The Adviser’s allocation procedures may be modified from time to time at its discretion.
Occasionally, after allocating opportunities to all eligible clients of the Adviser (including other investment vehicles and accounts managed or advised by a Pantheon entity, referred to herein as “Pantheon Funds”), the Adviser will have excess capacity for a transaction for which it may look to other persons, including syndication partners or investors in Pantheon Funds. The Adviser reserves full discretion with respect to the allocation of such opportunities. The Adviser may charge fees or carried interest to any such persons.
AFFILIATED TRANSACTIONS
. The Adviser has obtained exemptive relief from the SEC permitting the Fund to invest alongside other funds managed by the Adviser or its affiliates in a manner consistent with the Fund’s investment objective and strategies. Pursuant to such exemptive relief, the Fund generally is permitted to invest alongside such affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Directors concludes that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s investment objective and strategies, and (3) the investment by any of the Adviser’s affiliates would not disadvantage the Fund, and the Fund’s participation would not be on a basis different from or less advantageous than that on which any of the Adviser’s affiliates are investing.
USE OF LEVERAGE
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The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Adviser (each, a “Financial Institution”) as chosen by the Adviser and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, in connection with its investment activities, to make quarterly income distributions, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with temporary liquidity. To facilitate such Borrowing Transactions, the Fund may pledge its assets to a Financial Institution. The Fund does not currently intend to utilize leverage in its first year of operations.
If and when the Fund or an Underlying Fund employs leverage, there is no assurance that such leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the underlying investment portfolio and could result in the Fund experiencing greater losses than if leverage was not used. Leveraging is a speculative technique and there are special risks and costs involved. The use of leverage may increase the Management Fee and any Incentive Fee paid by the Fund to the Adviser. To the extent the Fund uses leverage and invests in other investments that also use leverage, the risks associated with leverage will be further magnified, potentially significantly. See “PRINCIPAL RISK FACTORS – GENERAL RISK—BORROWING; USE OF LEVERAGE.”

The costs associated with any issuance and use of leverage will be borne by the Shareholders and result in a reduction of the NAV of the Shares. Such costs may include legal fees, audit fees, structuring fees, commitment fees and a usage (borrowing) fee. In addition, the Borrowing Transactions in which the Fund may incur may be secured by mortgaging, pledging or otherwise subjecting as security the assets of the Fund.
Certain types of Borrowing Transactions may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Generally, covenants to which the Fund may be subject include affirmative covenants, negative covenants, financial covenants, and investment covenants. An example of an affirmative covenant would be one that requires the Fund to send its annual audited financial report to the lender. An example of a negative covenant would be one that prohibits the Fund from making any amendments to its fundamental policies. An example of a financial covenant is one that would require the Fund to maintain a 3:1 asset coverage ratio. An example of an investment covenant is one that would require the Fund to limit its investment in a particular asset class. The Fund may need to liquidate its investments when it may not be advantageous to do so in order to satisfy such obligations or to meet any asset coverage and segregation requirements (pursuant to the Investment Company Act or otherwise). As the Fund’s portfolio will be substantially illiquid, any such disposition or liquidation could result in substantial losses to the Fund.
The terms of the Fund’s Borrowing Transactions may also contain provisions which limit certain activities of the Fund, including the payment of dividends to Shareholders in certain circumstances, and the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of Borrowing Transaction over the stated interest rate. In addition, certain types of Borrowing Transactions may involve the rehypothecation of the Fund’s securities. Furthermore, the Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or preferred stock issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act, as described below. It is not anticipated that these covenants or guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Any Borrowing Transaction will likely be ranked senior or equal to all other existing and future Borrowing Transactions of the Fund. The leverage utilized by the Fund would have complete priority upon distribution of assets over the Shares.
Under the requirements of the Investment Company Act, the Fund, immediately after any Borrowing Transaction, must have an “asset coverage” of at least 300% (33- 1/3% of total assets). With respect to such Borrowing Transaction, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Also under the Investment Company Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the value of the Fund’s total assets is at least 200% of the liquidation value of the outstanding preferred stock (i.e., the liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Fund’s total assets is at least 200% of such liquidation value. If preferred stock is issued, the Fund intends, to the extent possible, to purchase or redeem its preferred stock from time to time to the extent necessary in order to maintain coverage of any preferred stock of at least 200%. In addition, as a condition to obtaining ratings on the preferred stock, the terms of any preferred stock issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by the Fund and also may prohibit dividends and other distributions on the Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).
The rights of lenders to the Fund to receive interest on and repayment of principal of any Borrowing Transactions will likely be senior to those of the Shareholders. Further, the Investment Company Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowing Transactions. If the Fund has preferred shares outstanding, two of the Fund’s trustees will be elected by the holders of preferred shares as a class. The remaining trustees of the Fund will be elected by holders of Shares and preferred shares voting together as a single class. In the event the Fund failed to pay dividends on preferred shares for two years, the holders of the preferred shares would be entitled to elect a majority of the trustees of the Fund.
The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Derivatives Transactions
. On October 28, 2020, the SEC adopted Rule 18f-4 under the Investment Company Act providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “Limited Derivatives User,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the Investment Company Act, and combines the aggregate amount of indebtedness associated with all tender option bonds or similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all tender option bonds or similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4 as a Limited Derivative User.

PRINCIPAL RISK FACTORS
All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its investment strategy will be successful, and its NAV may decrease.
An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost.
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In addition to the risks generally described in this Prospectus, the following are some of the specific risks of the investment strategy:
CREDIT SECURITIES
. Under normal market conditions, the Fund expects to primarily invest directly or indirectly in debt and debt-related securities. One of the fundamental risks associated with such investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
DEFAULT RISK
. The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.
A portion of the loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third-party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third-parties, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans, or it may impair a third-party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying an unsecured loan because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.
If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.
SECURED DEBT
. Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. Also, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.
Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans, including delayed draw term loans and revolving facilities, upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.
Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its Subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.
SECOND LIEN AND SUBORDINATED LOANS
. The Fund may invest in secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the rights the Fund may have with respect to the collateral securing the loans the Fund makes to borrowers with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund may enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (i) the ability to cause the commencement of enforcement proceedings against the collateral; (ii) the ability to control the conduct of such proceedings; (iii) the approval of amendments to collateral documents; (iv) releases of liens on the collateral; and (v) waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if the Fund’s rights are adversely affected.
UNSECURED LOANS
. The Fund may make unsecured loans to borrowers, meaning that such loans will not benefit from any interest in collateral of such borrowers. Liens on such a borrower’s collateral, if any, will secure the borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims generally would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

EQUITY INVESTMENTS
. When the Fund invests in loans and debt securities, the Fund may acquire warrants or other equity securities of borrowers as well. The Fund may also invest in warrants and equity securities directly. To the extent the Fund holds equity investments, the Fund will attempt to dispose of them and realize gains upon the disposition of such equity investments. However, the equity interests the Fund receives may not appreciate in value and may decline in value. As a result, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.
Warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the warrants, or a related company, at a fixed price either on a certain date or during a set period. The price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.
PRIVATE FUNDS RISK
. The Fund may invest in Private Funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the Private Funds’ investments as such Private Funds’ managers. Investments in Private Funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a Private Fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a Private Fund, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a Private Fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the private fund due to poor performance or other reasons. The fees paid by Private Funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Private Fund in addition to the management fees and other expenses paid by the Fund.
VALUATION RISK
. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may result in more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.
Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments. This could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment, resulting in a dilution of the value of the Shares of Shareholders who do not tender their Shares in any coincident repurchase offer and a windfall to tendering Shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to Shareholders remaining in the Fund, but a shortfall to tendering Shareholders.
VALUATION OF THE FUND’S INVESTMENT IN PRIVATE FUNDS
. The valuation of the Fund’s investments in Private Funds is typically based on valuations provided by the third-party
managers to such underlying Private Funds (“Underlying Fund Managers”) on a quarterly basis. In addition to quarterly valuations provided by the Underlying Fund Managers, the Fund undertakes daily valuations and the daily issuance of Shares. A significant portion of the Fund’s invested securities may lack a readily available market price and, therefore, require fair valuation by the Underlying Fund Manager. In this context, the Adviser may encounter a conflict of interest when valuing these securities, as their value can impact the Adviser’s compensation or their capacity to raise additional funds. There are no guarantees or assurances regarding the valuation methodology employed or the adequacy of systems utilized by any Underlying Fund Manager. Additionally, there is no assurance regarding the accuracy of valuations provided by the Underlying Fund Managers, their compliance with internal policies or procedures for record-keeping and valuation, or the stability of their policies, procedures, and systems without prior notice to the Fund. Consequently, it is possible that an Underlying Fund Manager’s valuation of securities may not align with the ultimate realized amount upon the disposition of such securities. The information provided by an Underlying Fund Manager may be subject to inaccuracy due to fraudulent activity, misvaluation, or inadvertent errors. It is important to note that the Fund may not identify valuation errors for a significant period of time, if at all.
VALUATION ADJUSTMENTS IN PRIVATE FUNDS
. The Fund calculates its NAV on a daily basis using the quarterly valuations provided by the Underlying Fund Managers. However, it is important to note that these valuations may not capture market changes or other events that take place after the end of the quarter. The Fund will adjust the valuation of its holdings in investment funds to account for such events, in accordance with its valuation policies. However, it is important to note that there is no guarantee that the Fund will accurately determine the fair value of these investments. Furthermore, it is possible that the valuations reported by the Underlying Fund Managers may be subject to subsequent adjustments or revisions. Since such adjustments or revisions to the NAV of the Fund are based on information available only at the time of the adjustment or revision, they may not impact the amount of repurchase proceeds received by Shareholders who had their Shares repurchased before these adjustments occurred. Consequently, if the subsequent adjusted valuations from the Underlying Fund Managers or revisions to the NAV of an investment fund have an adverse impact on the Fund’s NAV, the remaining outstanding Shares may be negatively affected due to prior repurchases. This may result in a potential benefit for Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Contrarily, any increases in the NAV resulting from such subsequent adjustments may exclusively benefit the outstanding Shares, potentially disadvantaging Shareholders who had previously had their Shares repurchased at a NAV lower than the adjusted amount. These principles also extend to the purchase of Shares, meaning that new Shareholders may be similarly affected.
LACK OF CONTROL OVER PRIVATE FUNDS AND OTHER PORTFOLIO INVESTMENTS
. Once the Fund has invested in a Private Fund or other Portfolio Investment, the Adviser generally will have no control over the investment decisions made by such investment fund. The Adviser may be constrained by the withdrawal limitations imposed by Portfolio Investments, which may restrict the Fund’s ability to terminate investments in Portfolio Investments that are performing poorly or have otherwise had adverse changes. The Adviser will be dependent on information provided by the a Private Fund, including quarterly unaudited financial statements, which, if inaccurate, could adversely affect the Adviser’s ability to manage the Fund’s investment portfolio in accordance with its investment objective and/or the Fund’s ability to calculate its net asset value accurately. By investing in the Fund, a Shareholder will not be deemed to be an investor in any investment fund and will not have the ability to exercise any rights attributable to an investor in any such investment fund related to their investment.
SMALL AND MIDDLE-MARKET COMPANIES
. Investment in private and small or middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund will rely on the ability of the Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the Fund may lose money on its investments. Small and middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, small and middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies in which the Fund invests. Small and middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.

PAYMENT IN KIND (“PIK”) INTEREST
. To the extent that the Fund invests in loans with a PIK interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.
DIRECT LOANS AND DIRECT LENDING RISK
. Direct loans typically consist of intermediate- to long-term borrowings by companies that are originated directly by lenders typically without the traditional intermediary role of a bank or broker. Traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies.
Direct loans are commonly structured to include fixed payment schedules and extensive contractual rights and remedies. Direct loans generally pay interest on a monthly or quarterly basis, typically with maturities between three and seven years. Direct loans are priced primarily on a floating rate basis, with interest rates calculated on the basis of a fixed interest rate spread over a specified base rate. Consequently, the total rate of interest typically is variable, floating up or down with the specified base rate. While the London Interbank Offered Rate, or LIBOR, was historically the most commonly used base rate, the use of LIBOR will be phased out through 2023. All U.S. dollar-denominated loans now typically reference a new rate – the Secured Overnight Funding Rate (“SOFR”) – which is a median of rates that market participants pay to borrow cash on an overnight basis, using Treasury securities as collateral. Please see “LIBOR Discontinuation Risk” for more information. Relative to the interest spreads on liquid credit asset classes (such as bank loans), the interest spread on direct loans is generally higher, reflecting their lack of liquidity, non-rated status, and level of credit risk equivalent to or greater than that of non-investment grade loans and bonds. Direct loan pricing is influenced by several factors, including the borrower’s size, whether the borrower is private equity-backed, the position of the loan in the capital structure, structural considerations, fundamental performance, and general market conditions.
Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Direct loans often are collateralized by a security interest against some or all of the borrower’s tangible and intangible assets, although some direct loans are unsecured.
To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.
DIRECT ORIGINATION RISK
. A significant portion of the Fund’s investments may be originated by the Adviser. The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its Shareholders. In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Adviser will be able to identify and make investments that are consistent with its investment objective.

“COVENANT-LITE” LOANS RISK
. Although many of the Fund’s loan investments are expected to include both incurrence and maintenance-based covenants, there may be instances in which the Fund invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s revenues, net income and NAV.
INTEREST RATE RISK
. The Fund is subject to the risks of changes in interest rates. While it is expected that the majority of the Fund’s investments will be in floating rate loans, which typically re-price every 90 days, some of the Fund’s investments may be in fixed rate loans and similar debt obligations. The value of such fixed rate loans is susceptible to general changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities and convertible debt. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short term rate, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. These risks may be greater in the current market environment because, while interest rates were historically low in recent years, the Federal Reserve has increased the Federal Funds rate to address inflation concerns. Markets have recently experienced increased volatility, which may be due to the impact of historically high inflation and rising interest, resulting in potentially adverse effects to the value and/or liquidity of certain of the Fund’s investments.
The Fund expects to invest the majority of its assets in variable and floating rate securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s Shares.
Interest rates in the United States and many other countries have risen in recent periods and may continue to rise in the future. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Fund may experience rising interest rates, rather than falling rates, over its investment horizon. To the extent the Fund borrows money to finance its investments, the Fund’s performance will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. In periods of rising interest rates, the Fund’s cost of funds could increase. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Fund’s financial condition and results of operations.
In addition, a decline in the prices of the debt the Fund owns could adversely affect the Fund’s NAV. Changes in market interest rates could also affect the ability of operating companies in which the Fund invests to service debt, which could materially impact the Fund in which the Fund may invest, thus impacting the Fund.
LIBOR DISCONTINUATION RISK
. LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Instruments in which the Fund invests may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests have also paid interest at floating rates based on LIBOR.
The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and ceased for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s

Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR, which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.
Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Although the transition away from LIBOR has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.
Specifically, the transition to one or more alternate Benchmark Rate(s), and the implementation of such new Benchmark Rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund’s performance and ability to achieve its investment objective. Such factors include, without limitation: (i) the administration and/or management of portfolio of investments, including (a) cost of funding or other operational or administrative costs, (b) costs incurred to transition to and implement a substitute index or Benchmark Rate(s) for purposes of calculating interest, (c) costs of negotiating with counterparties with respect to an acceptable replacement calculation and potential amendments to existing debt instruments or credit facilities currently utilizing LIBOR to determine interest rates, and/or (d) costs of potential disputes and/or litigation regarding interest calculation, loan value, appropriateness or comparability of any new Benchmark Rate(s) or any other dispute over terms relating to or arising from any of the foregoing; (ii) the availability (or lack thereof) of potential investments in the market during the transition period; (iii) the time periods necessary to make investments and deploy capital during the transition period; (iv) the calculation and value of investments and overall cash flows, profitability and performance; (v) the liquidity of investments in the secondary market or otherwise, and the asset-liability management strategies available; (vi) basis risks between investments and hedges and basis risks within investments (e.g., securitizations); or (vii) any mismatch, during a transition period or otherwise, between a Benchmark Rate used for leverage facilities and another used for one or more of the Fund’s investments.
SOFR RISK
. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.
Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

EXTENSION RISK
. Rising interest rates tend to extend the duration of long-term, fixed rate securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.
PREPAYMENT RISK
. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.
REINVESTMENT RISK
. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, NAV and/or overall return of the Fund’s Shares.
INFLATION/DEFLATION RISK
. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio. During periods of rising inflation, the borrowing costs associated with the Fund’s use of leverage would likely increase, which may increase Fund expenses and reduce shareholder returns.
ILLIQUID PORTFOLIO INVESTMENTS
. The Fund is expected to invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities may be volatile and the Fund may not be able to sell them when the Adviser desires to do so or to realize what the Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.
Investors acquiring direct loans hoping to recoup their entire principal must generally hold their loans through maturity. Direct loans may not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and are not listed on any securities exchange. Accordingly, those loan investments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for an exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop for direct loans and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its direct loans until maturity. The Fund may not be able to sell any of its direct loans even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its direct loans may be adversely affected. Moreover, certain direct loans may be subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.
LENDER LIABILITY CONSIDERATIONS AND EQUITABLE SUBORDINATION
. A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower, or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”
Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.
PARTICIPATION ON CREDITORS’ COMMITTEES AND BOARDS OF DIRECTORS
. The Adviser or its affiliates, on behalf of the Fund or of other funds or accounts it manages, may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy. The Adviser may also seek to negotiate directly with debtors with respect to restructuring issues. In the situation where a representative of the Adviser chooses to join a creditors’ committee, the representative would likely be only one of many participants, each of whom would be interested in obtaining an outcome that is in its individual best interest. There can be no assurance that the representative would be successful in obtaining results most favorable to the Fund in such proceedings, although the representative may incur significant legal fees and other expenses in attempting to do so. As a result of participation by the representative on such committees, the representative may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the representative’s actions. In addition, if the Adviser acquires material non-public confidential information about any issuer as a result of participation by the representative on such committees, the Fund may be restricted from purchasing securities or selling certain securities of such issuer.
NEED FOR FOLLOW-ON INVESTMENTS
. Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, including exercising warrants, options or convertible securities that were acquired in the original or subsequent financing; in seeking to: (i) increase or maintain in whole or in part the Fund’s position as a creditor or the Fund’s equity ownership percentage in a portfolio company; or (ii) preserve or enhance the value of the Fund’s investment. The Fund has discretion to make follow-on investments, subject to the availability of capital resources. Failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of an underlying portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the Adviser may elect not to make a follow-on investment because the Adviser may not want to increase the Fund’s level of risk or because the Adviser prefers other opportunities for the Fund.
HIGH YIELD DEBT
. The Fund may invest in high yield debt. A substantial portion of the high yield debt in which the Fund may invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. High yield debt may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Certain of these securities may not be publicly traded, and therefore, it may be difficult to accurately value certain portfolio securities and to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities. Because investment in high yield debt involves greater investment risk, achievement of the Fund’s investment objective will be more dependent on the Adviser’s analysis than would be the case if the Fund were investing in higher quality debt securities.

High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case for investment-grade securities. The Fund may also invest in equity securities issued by entities with unrated or below investment-grade debt.
High yield debt may also be in the form of zero-coupon or deferred interest bonds, which are bonds that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in the interest rates than bonds that provide for regular payments of interest.
Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of the Fund’s portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.
The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.
PREFERRED SECURITIES
. The Fund may invest in preferred securities. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.
CONVERTIBLE SECURITIES
. The Fund may invest in convertible securities. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third-party at a time that may be unfavorable to the Fund. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.
BANK LOANS
. The Fund may invest in loans originated by banks and other financial institutions. These loans may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) the risk that bank loans may not be securities and therefore may not have the protections afforded by the federal securities laws, and (v) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, the bank loan market may face illiquidity and volatility. There can be no assurance that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or the market will not experience periods of significant illiquidity in the future.
In addition to the special risks generally associated with investments in bank loans described above, the Fund’s investments in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien or unsecured loan. The Fund’s investments in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.
LOAN PARTICIPATIONS AND ASSIGNMENTS
. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation. A selling institution voting in connection with a potential waiver of a default by a borrower may have interests different from those of the Fund, and the selling institution might not consider the interests of the Fund in connection with its vote. Notwithstanding the foregoing, many participation agreements with respect to loans provide that the selling institution may not vote in favor of any amendment, modification or waiver that forgives principal, interest or fees, reduces principal, interest or fees that are payable, postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or releases any material guarantee or collateral without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver). In addition, many participation agreements with respect to loans that provide voting rights to the participant further provide that if the participant does not vote in favor of amendments, modifications or waivers, the selling institution may repurchase such participation at par.
NON-PERFORMING LOANS
. The Fund may invest in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

TRUE SALE FOR CERTAIN INVESTMENTS
. In respect of investments which are purchased from third-parties, such purchases may be set aside by an insolvency court if, for example, (i) the transferor of an asset was insolvent at the time of the transfer; (ii) as a result of the transfer the transferor has become insolvent; or (iii) a transferor has not secured valuable consideration for the transfer of the assets. If such investments are set aside by an insolvency court or similar body, the amount available to the Fund distribution may be reduced.
BORROWER FRAUD
. The Fund may be directly or indirectly subject to a risk of material misrepresentation or omission on the part of a borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of an existing lender or the Fund to perfect or effectuate a lien on any collateral securing the loan. The Fund cannot guarantee the accuracy or completeness of representations made by and information provided by borrowers.
FRAUDULENT CONVEYANCE
. Various U.S. federal and state and applicable foreign laws enacted for the protection of creditors may apply to the purchase of underlying investments. In general, if payments on an underlying investment are voidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient or from subsequent transferees of such payments.
OTHER INVESTMENT COMPANIES RISK
. The Fund may invest in other investment companies, including BDCs and ETFs. Investments in securities of other investment companies are generally subject to limitations prescribed by the Investment Company Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject the Fund to the risks that apply to the other investment company, including market and selection risk, and may increase the Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to BDCs, at least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income at the corporate level, provided the income is distributed to their shareholders and that the BDC complies with the applicable requirements of Subchapter M of Subtitle A, Chapter 1 of the Code. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC investments.
Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

To comply with the Investment Company Act, the Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC. Please see “Underlying Fund Risk” above for additional information regarding recent SEC regulations with respect to the Fund’s investments in other investment companies.
With respect to ETFs, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
ASSET BACKED SECURITIES RISK
. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.
An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities and liquidity risk.
COLLATERALIZED LOAN OBLIGATIONS (“CLOS”) AND COLLATERALIZED DEBT OBLIGATIONS (“CDOS”)
. The Fund may invest in CLOs and CDOs. CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a SPV to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.
Investors in CLOs and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
Because the loans held in the pool often may be prepaid without penalty or premium, CLOs and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will have accelerated the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the Shareholders. The credit characteristics of CLOs and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most CLOs and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.
CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.
In addition to the typical risks associated with fixed-income securities and asset-backed securities, CLOs and CDOs carry other risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality, or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CLOs and CDOs that are subordinate to other tranches, diminishing the likelihood of payment; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes with the issuer or unexpected investment results; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the manager of the CLO or CDO may perform poorly.
STRUCTURED PRODUCTS
. The CLOs and other CDOs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to counterparty risk.
The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.
Certain structured products may be thinly traded or have a limited trading market. CLOs, CDOs and credit-linked notes are typically privately offered and sold. As a result, investments in structured products may be characterized by the Fund as illiquid securities. In addition to the general risks associated with fixed-income securities, structured products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in structured products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
MEZZANINE DEBT
. A portion of the Fund’s debt investments may be made in certain high yield securities known as mezzanine investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Those mezzanine investments may be issued with or without registration rights. Mezzanine investments can be unsecured and generally subordinate to other obligations of the issuer. The expected average life of the Fund’s mezzanine investments may be significantly shorter than the maturity of these investments due to prepayment rights. Mezzanine investments share all of the risks of other high yield securities and are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of those securities may tend to fluctuate more than those for higher-rated securities. The Fund does not anticipate a market for its mezzanine investments, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of those lower-rated securities. Mezzanine securities are often even more subordinated than other high yield debt, as they often represent the most junior debt security in an issuer’s capital structure.

DISTRESSED SECURITIES
. Certain of the companies in whose securities the Fund may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid. Also, among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.
In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. Consequently, the Fund will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.
UNDERLYING FUND RISK
. The SEC adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. While new Rule 12d1-4 permits more types of fund of fund arrangements without reliance on an exemptive order or no-action letters, it imposes new conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most multi-tier fund structures. Rule 12d1-4 was effective as of January 19, 2021 and its requirements have been implemented by the Fund with respect to its fund of funds arrangements.
In addition to the “STRATEGY SPECIFIC INVESTMENT RELATED RISKS” described herein, investments in Underlying Funds present the following additional risks:

•
Higher and Duplicative Fees
. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

•
Reliance on the Managers of Underlying Funds
. The success of the Fund will be highly dependent upon the capabilities of the managers of the Underlying Funds in which the Fund invests. The Fund will generally be a limited partner or shareholder in such Underlying Funds without an ability to participate in their management and control and with limited ability to transfer its interest in such Underlying Funds. In addition, the Adviser must necessarily rely upon the risk management capabilities and internal controls of managers to the Underlying Funds. For example, the Adviser generally must rely on the reports prepared by managers to the Underlying Funds, and the audit report in respect of annual financial statements, for purposes of monitoring investments, and the Adviser will not be able to independently verify the transactions and accounts of such Underlying Funds. The Adviser must also rely on the Underlying Fund’s managers’ risk management and other internal processes and internal controls to mitigate the risks of fraud. Any inadequacy or failure of the risk management systems or internal controls of an underlying manager or an Underlying Fund could result in a financial loss in respect of an investment

•
Borrowing in Underlying Funds
. The Fund may invest in Underlying Funds that use borrowings to finance investments or to meet operating expenses. Underlying Funds may also incur leverage that may have material adverse consequences. For example, Underlying Funds may be subject to restrictive financial and operating covenants and leverage may impair their ability to respond to changing business and economic conditions and to business opportunities. In addition, since any fall in the value of an Underlying Fund’s investments is borne by that Underlying Fund, where there is a decline in the value of such investments, the use of leverage can also result in a greater decrease in the Fund’s capital and therefore have a material adverse impact on returns of the Fund. Fund investments in Private Funds are not subject to the Investment Company Act restrictions on the use of leverage.

SECONDARY INVESTMENT RISK
. The performance of the Fund’s secondary investments will be influenced, in part, by the acquisition price paid, which can be determined through negotiations relying on incomplete or imperfect information. There is a risk that investors who exit a co-investment or an investment fund through a secondary transaction may have access to superior knowledge regarding the value of their investment. As a result, the Fund may end up paying a higher price for a secondary investment compared to what it would have paid if it had the same information. In certain instances, the Fund may acquire certain secondary investments as a portfolio, and in such situations, it may not be feasible for the Fund to selectively exclude investments that the Adviser deems less appealing due to commercial, tax, legal, or other considerations. When the Fund acquires a secondary investment fund, it is typically not empowered to make modifications or amendments to the constituent documents (e.g., limited partnership agreements) of that secondary investment fund. Additionally, the Fund usually does not have the authority to negotiate the economic terms of the interests it is acquiring except with regard to the acquisition price paid which is negotiated directly with and affected to the sellers of such positions, rather than the underlying general partner of said investment fund(s). Furthermore, it is important to note that the costs and resources necessary for investigating the commercial, tax, and legal aspects of secondary investments may be higher compared to those associated with primary investments. When the Fund acquires a secondary investment fund, it may also assume contingent liabilities related to that interest. Specifically, if the seller of the interest has previously received distributions from the relevant secondary investment fund and, subsequently, the secondary investment fund demands the return of any portion of those distributions, the Fund (as the purchaser of the interest) may be obliged to pay an equivalent amount to the secondary investment fund. While the Fund may have the option to seek reimbursement from the seller for any funds paid to the secondary investment fund, there is no guarantee that the Fund would possess such a right or succeed in such a claim.
COMMITMENT RISK IN FUND INVESTMENTS
. The Fund may allocate a significant portion of its portfolio to cash or cash equivalents in preparation for funding capital calls. These capital calls, issued periodically by investment funds that the Fund may own, require the Fund to make additional contributions. However, holding a substantial cash position may have a negative impact on the overall performance of the Fund.
Failure by the Fund to make timely capital contributions towards its unfunded commitments may have various consequences. It could impair the Fund’s ability to pursue its investment program, necessitate borrowing, subject the Fund and Shareholders to penalties imposed by the investment funds (including complete loss of the Fund’s investment), or otherwise devalue the Fund’s investments and relationships with Underlying Fund Managers.
DERIVATIVE INSTRUMENTS
. The Fund may use options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.
On October 28, 2020, the SEC adopted Rule 18f-4 under the Investment Company Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Rule 18f-4 imposes limits on the amount of derivatives and other transactions a fund can enter into, eliminates the asset segregation framework that had been used by funds to comply with Section 18 of the Investment Company Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund intends to qualify as a Limited Derivative User under Rule 18f-4, and therefore, it is required to limit its derivatives exposure (excluding Derivatives Transactions (as defined below) used to hedge certain currency or interest rate risks) to 10% of net assets, and to maintain written policies and procedures reasonably designed to manage its derivatives risk. Should the Fund no longer qualify as a Limited Derivative User in the future, it would be required to establish and maintain a comprehensive derivative risk management program and appoint a derivative risk manager, as required by Rule 18f-4. Rule 18f-4 could restrict the Fund’s ability to engage in certain Derivatives Transactions and/or increase the costs of Derivatives Transactions, which could adversely affect the value or performance of the Fund.
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).
FOREIGN INVESTMENTS
. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or that, if the Fund does, such strategies will be effective.
The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its Shareholders foreign tax credits or deductions with respect to these taxes.
The Fund may invest in foreign securities of issuers in so-called “emerging markets” (or less developed countries). Such investments are particularly speculative and entail all of the risks of investing in foreign securities but to a heightened degree. “Emerging market” countries generally include all countries in the following regions: Asia (excluding Japan), Eastern Europe, the Middle East, Africa and Latin America, or such countries as reasonably determined by the Adviser from time to time. Emerging markets generally have less developed trading markets and exchanges, thus securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and may show greater price volatility than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody and the imposition of exchange controls (including repatriation restrictions). Since emerging markets generally have less developed legal systems, the legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging markets countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. There may be significant differences between financial statements prepared in accordance with an emerging market’s accounting standards as compared to financial statements prepared in accordance with international accounting standards. Consequently, the quality of certain foreign audits may be unreliable, which may require enhanced procedures, and the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, potentially exposing the Fund to significant losses. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from substantial economic, political and social disruptions.
CURRENCY RISK
. The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s Shares are priced in U.S. dollars and the distributions paid by the Fund to Shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Shareholders. The Fund intends to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

INVESTMENTS IN CASH, CASH-EQUIVALENT INVESTMENTS OR MONEY MARKET FUNDS
. A portion of the Fund’s assets may be invested in cash, cash-equivalent investments or money market funds when, for example, other investments are unattractive, to provide a reserve for anticipated obligations of the Fund or for other temporary purposes. Although such a practice may assist in the preservation of capital, the assumption of cash positions may also impact overall investment return. Cash investment practices of the Fund may be expected, therefore, to affect total investment performance of the Fund. Although a money market fund seeks to preserve a $1.00 per share NAV, it cannot guarantee it will do so. The sponsor of a money market fund has no legal obligation to provide financial support to the money market fund and investors in money market funds should not expect that the sponsor will provide support to a money market fund at any time.
RIC-RELATED RISKS OF INVESTMENTS GENERATING NON-CASH TAXABLE INCOME
. Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders may receive larger capital gain distributions than they would in the absence of such transactions.
Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID creates the risk of non-refundable cash payments to the Adviser based on accruals that may never be realized. In addition, the deferral of payment-in-kind interest also reduces a loan’s loan-to-value ratio at a compounding rate.
UNCERTAIN TAX TREATMENT
. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax. If the treatment of these instruments prevents the Fund from complying with the requirements of a RIC under the Code, the Fund may become subject to U.S. federal or excise tax, which would reduce a Shareholder’s return on investment.
WAREHOUSE INVESTMENT RISK
. The Fund may invest in (i) CLOs, (ii) CDOs, and (iii) warehouses, which are financing structures created prior to and in anticipation of CLO or CDO closings and issuing securities and are intended to aggregate direct loans, corporate loans and/or other debt obligations that may be used to form the basis of CLO or CDO vehicles (“Warehouses”). To finance the acquisition of a Warehouse’s assets, a financing facility (a “Warehouse Facility”) is often opened by (i) the entity or affiliates of the entity that will become the collateral manager of the CLO or CDO upon its closing and/or (ii) third-party investors that may or may not invest in the CLO or CDO. The period from the date that a Warehouse is opened and asset accumulation begins to the date that the CLO or CDO closes is commonly referred to as the “warehousing period.” In practice, investments in Warehouses (“Warehouse Investments”) are structured in a variety of legal forms, including subscriptions for equity interests or subordinated debt investments in SPVs that obtain a Warehouse Facility secured by the assets acquired in anticipation of a CLO or CDO closing.

A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO or CDO and a loss is incurred upon their disposition, and (iii) the anticipated CLO or CDO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO or CDO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.
There can be no assurance that a CLO or CDO related to Warehouse Investments will be consummated. In the event a planned CLO or CDO is not consummated, investors in a Warehouse (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically used in Warehouses, the potential risk of loss may be increased for the owners of Warehouse Investments. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in a Warehouse Investment.
The Warehouse Investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the value of a Warehouse Investment is often affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.
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MARKET RISK
. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.
ECONOMIC RECESSION OR DOWNTURN RISK
. Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.
PANDEMIC RISK
. In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. The outbreak of COVID-19 and its variants resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. This outbreak negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. On May 5, 2023, the World Health Organization declared the end of the global emergency status for COVID-19. The United States subsequently ended the federal COVID-19 public health emergency declaration effective May 11, 2023. Although vaccines for COVID-19 are widely available, it is unknown how long certain circumstances related to the pandemic will persist, whether they will reoccur in the future, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
GENERAL ECONOMIC CONDITIONS AND RECENT MARKET EVENTS
. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.
The United Kingdom (“UK”) left the European Union (“EU”) on January 31, 2020, and a transition period during which the UK and EU negotiated terms of departure ended on December 31, 2020. The departure is commonly referred to as “Brexit.” The UK and EU reached an agreement, effective January 1, 2021, on the terms of their future trading relationship, which principally relates to the trading of goods. Further discussions are expected to be held between the

UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Brexit may have significant political and financial consequences for the Eurozone markets and broader global economy, including greater volatility in the global stock markets and illiquidity, fluctuations in currency and exchange rates, and an increased likelihood of a recession in the UK. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments. Market disruption in the EU and globally may have a negative effect on the value of the Fund’s investments. Additionally, there could be additional risks if one or more additional EU member states seek to leave the EU.
International war or conflicts (including Russia’s invasion of Ukraine and the Israel-Hamas war) and geopolitical events in foreign countries, along with instability in regions such as Asia, Eastern Europe and the Middle East, possible terrorist attacks in the United States or around the world, and other similar events could adversely affect the U.S. and foreign financial markets. As a result, whether or not the Fund invests in securities located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.
Interest rates in the United States and many other countries have risen in recent periods and may continue to rise in the future. See “Interest Rate Risk” below for more information. Additionally, as a result of increasing interest rates, reserves held by banks and other financial institutions in bonds and other debt securities could face a significant decline in value relative to deposits and liabilities, which coupled with general economic headwinds resulting from a changing interest rate environment, creates liquidity pressures at such institutions, as evidenced by the bank run on the Silicon Valley Bank Financial Group (“SVB”) causing it to be placed into receivership. As a result, certain sectors of the credit markets could experience significant declines in liquidity, and it is possible that the Fund will not be able to manage this risk effectively. It is yet to be determined how the bank run on SVB will fully impact the overall performance of the Fund or one or more of its portfolio investments and how similar events may affect the ability of the Fund to execute its investment strategy.
RISKS OF SECURITIES ACTIVITIES
. The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.
COUNTERPARTY RISK
. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

SOURCING INVESTMENT OPPORTUNITY RISK
. The Fund has not identified the potential investments for its portfolio that it will acquire. It cannot be certain that the Adviser will be able to continue to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Fund may not be able to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.
COMPETITION FOR ASSETS RISK
. The current lending market in which the Fund participates is competitive and rapidly changing. The Fund may face increasing competition for access to corporate loans and especially direct loans as the lending industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments than the Fund and establish relationships with direct lending managers. A direct lending manager may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such manager. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in corporate and/or direct loans, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in corporate and direct loans. If the Fund’s access to corporate and/or direct loans is limited, it would also be subject to increased concentration and counterparty risk.
The direct lending business is highly competitive. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for corporate and direct loans with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates, and perceived consumer demand, may affect borrower willingness to seek corporate and/or direct loans and investor ability and desire to invest in such loans.
DEPENDENCE ON KEY PERSONNEL RISK
. The Adviser may be dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds. The Adviser has informed the Fund that its investment professionals are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Adviser may become associated with the Fund, and the performance of the Fund may also depend on the experience and expertise of such individuals.
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NO OPERATING HISTORY
. The Fund was organized on September 29, 2023. It had not yet commenced operations as of the date of this Prospectus and has no operating history. The Fund may not succeed in meeting its objective, and its NAV may decrease. As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.
MINIMAL CAPITALIZATION
. The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its Shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, Shareholders may bear higher expenses due to a lack of economies of scale.
REPURCHASE OFFERS; LIMITED LIQUIDITY
. The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.
Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. Also, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income. Further, the Fund’s use of cash to fund repurchases may impede its ability to distribute a sufficient amount to shareholders to qualify as a regulated investment company or to avoid excise taxes.
A shareholder may be subject to market and other risks, and the NAV of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to shareholders, potentially including even shareholders who do not tender any Shares in such repurchase.
Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.
The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.
Notices of each repurchase offer will be sent to Shareholders no more than 42 days and no less than 21 days before the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than the fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day) (the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the Repurchase Request Deadline. Because the NAV applicable to a repurchase is calculated 14 days after the Repurchase Request Deadline, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares. See “OFFERS TO REPURCHASE” and “REPURCHASE PROCEDURE.” Shareholders may be subject to market risk in relation to the tender of their Shares for repurchase because like other market investments, the value of the Fund’s Shares may move up or down, sometimes rapidly and unpredictably, between the date a repurchase offer terminates and the repurchase date. Likewise, because the Fund’s investments may include securities denominated in foreign currencies, changes in currency values between the date a repurchase offer terminates and the repurchase date may also adversely affect the value of the Fund’s Shares.
DISTRIBUTION POLICY
. The Fund’s distribution policy is to make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year. All or a portion of distribution may consist of a return of capital (i.e., from your original investment) and not a return of net investment income. Shareholders should not assume that the source of a distribution from the Fund is net investment income. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares.
BORROWING; USE OF LEVERAGE
. The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.
COST OF CAPITAL AND NET INVESTMENT INCOME RISK
. If the Fund uses debt to finance investments, its net investment income may depend, in part, upon the difference between the interest rate at which it borrows funds and the interest rate of investments made using those funds. As a result, a significant change in market interest rates can have a material adverse effect on the Fund’s net investment income. In periods of rising interest rates when it has debt outstanding, the Fund’s cost of funds will increase, which could reduce the Fund’s net investment income. The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. These activities may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.
NON-DIVERSIFIED STATUS
. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. The Fund intends to satisfy the diversification requirements necessary to qualify as a RIC under the Code. See “TAXES.”
GENERAL LEGAL, TAX AND REGULATORY
. Legal, tax and regulatory changes at the federal, state and local levels could occur that may materially adversely affect the Fund. For example, the regulatory environment for leveraged investors is evolving, and changes in the direct or indirect regulation of leveraged investors may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund and/or limit potential investment strategies that would have otherwise been used by the Fund in order to seek to obtain higher returns.
Each prospective investor should be aware that developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the Shareholders. In the event of any such changes in law, each Shareholder is urged to consult its own tax advisers.
DEPENDENCE ON THE ADVISER
. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund.
MANAGEMENT RISK
. The NAV of the Fund changes daily based on the performance of the securities in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular sector and securities or the financial performance of portfolio companies in which the Fund invests may prove to be incorrect and may not produce the desired results.

PORTFOLIO TURNOVER
. The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.
LARGE SHAREHOLDER TRANSACTION RISK
. Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those Shareholders may purchase or redeem a large amount of Shares of the Fund. In addition, large purchases of Fund Shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large Shareholder activity could also generate increased transaction costs and cause adverse tax consequences. While the Fund’s structure as an interval fund would limit the impact of significant shareholder repurchase requests, shareholders may receive only a prorated portion of their requested repurchase amount if the Fund’s periodic repurchase offers are oversubscribed.
NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY
. If for any taxable year the Fund were to fail to qualify as a RIC under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a RIC, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to Shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus.
CYBERSECURITY RISK
. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or the Shareholders. For instance, cyber-attacks may interfere with the processing of Shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private Shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, Shareholder ownership of Shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and the Shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund relies on third-party service providers for many of its day-to-day operations, and is subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cyber security risks also are present for the Underlying Funds and other issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the investments of the Underlying Funds to lose value.

OPERATIONAL RISK
. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.
RELIANCE ON TECHNOLOGIES
. The Fund’s business is highly dependent on the communications and information systems of the Adviser. In addition, certain of these systems are provided to the Adviser by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in the Fund’s activities. This, in turn, could have a material adverse effect on the Fund’s operating results.
*   *   *
LIMITS OF RISK DISCLOSURES
. The above discussions relate to various principal risks that are associated with the Fund, its investments and Shares, and are not intended to be a complete enumeration or explanation of the risks involved in an investment in the Fund of which the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.
In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.
No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.
FUND PERFORMANCE
The Fund has no performance history as of the date of this Prospectus.
MANAGEMENT OF THE FUND
T
HE
B
OARD
OF
T
RUSTEES
The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or service providers. See “MANAGEMENT OF THE FUND” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.
T
HE
A
DVISER
Pantheon Ventures (US) LP serves as the investment adviser (the “Adviser”) of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy. The Adviser is located at 555 California Street, Suite 3450, San Francisco, CA 94104. The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2023, it had approximately $94.6 billion in assets under advisement and assets under management (including discretionary and non-discretionary accounts). Affiliated Managers Group, Inc. (“AMG”), a publicly-traded company, indirectly owns a majority of the interests of the Adviser. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms.

The Adviser and its affiliates may serve as investment advisers to other funds or accounts that have investment programs which are similar to the investment program of the Fund, and the Adviser or one of its affiliates may in the future serve as the investment adviser or otherwise manage or direct the investment activities of other registered and/or private credit investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”
I
NVESTMENT
C
OMMITTEE
While the Adviser’s investment committee reviews and approves all investments made by the Fund, the below Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and share equal responsibility and authority for managing the Fund’s portfolio.
P
ORTFOLIO
M
ANAGERS
While the Adviser’s investment committee reviews and approves all investments made by the Fund, the below portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund and share equal responsibility and authority for managing the Fund’s portfolio.
Susan Long McAndrews
. Susan joined Pantheon in 2002. Prior to joining Pantheon, Susan was a principal at Capital Z Partners in Asia. In addition, she was a director at Russell Investments from 1995 to 1998 in its private equity group. Susan received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies. Susan is based in San Francisco.
Dennis McCrary
. Dennis joined Pantheon in 2007. Dennis was previously the head of the U.S. Partnership Team at Adams Street Partners. Previously, Dennis held several investment banking and principal investing positions during a 20-year career with Bank of America and Continental Bank. Dennis received an MBA from the University of Michigan and a BA from Michigan State University. Dennis is based in San Francisco and Chicago.
Brian Buenneke
. Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco.
Evan Corley
. Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco.
Kevin Dunwoodie
. Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco.
Kathryn Leaf
. Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco.
Jeff Miller
. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeff is based in San Francisco.

Rudy Scarpa
. Rudy joined Pantheon in 2007. Prior to joining Pantheon, Rudy was previously a partner at Coller Capital where he was a key member of the senior team. Prior to Coller Capital, Rudy worked at Thomas H. Lee Putnam Ventures, Merrill Lynch and Skadden Arps. Rudy received his BS at Indiana University and his JD from New York University School of Law. Rudy is based in New York.
Rakesh (Rick) Jain
. Rakesh is a Partner and Global Head of Private Credit at Pantheon. Since joining Pantheon in 2019 to head up the firm’s dedicated private credit strategy focused on secondaries and co-investments, the business has grown to become one of the largest providers of secondary solutions capital focused on private credit. Prior to joining Pantheon, Rick was a partner/managing director/senior investment professional and investment committee member at several private credit investment firms, including Stone Tower Capital, Green Brook Capital, Star Mountain Capital and Citigroup Alternative Investments, where he worked across a range of strategies spanning unsponsored and sponsored direct lending, special situations and distressed, asset-based finance and specialty finance, mezzanine finance, and minority control private equity. He began his career in the Financial Institutions Group at Morgan Stanley & Co. Rick received a B.Com in Economics and Finance (Joint Honors) from McGill University. Rakesh is based in New York.
Amyn Hassanally
. Amyn joined Pantheon in 2022. Prior to joining Pantheon, Amyn was an Investment Partner at Coller Capital, where he worked for 17 years in both London and New York and was formerly the global Co-Head of Investment Execution. Prior to joining Coller, he practiced corporate law, focusing on private equity transactions and fund structuring. Amyn holds a bachelor’s degree in Politics from Brandeis University and a JD in Law from the Duke University School of Law. Amyn is based in New York.
Each portfolio manager has served as a portfolio manager of the Fund since its inception. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of the Fund’s Shares.
T
HE
I
NVESTMENT
M
ANAGEMENT
A
GREEMENT
The Investment Management Agreement between the Adviser and the Fund will become effective as of the date of the Fund’s commencement of operations and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.”
The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board, by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or by the Adviser.
The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties to the Fund, the Adviser will not be liable to the Fund, or any Shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, its affiliates, and any of their respective partners, members, directors, officers, employees, or investors (each, an “Indemnitee”), against any claim, liability, damage, loss, cost, or expense incurred by the Indemnitee that arise out of or in connection with the performance or non-performance of any of the Adviser’s responsibilities under the Investment Management Agreement, provided that the Indemnitee acted in good faith and not opposed to the best interests of the Fund, and the claim, liability, damage, loss, cost, or expense is not incurred by reason of the Indemnitee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations to the Fund.
A discussion regarding the basis for the Board’s approval of the Investment Management Agreement will be available in the Fund’s first annual or semi-annual report to Shareholders.

INVESTMENT MANAGEMENT AND INCENTIVE FEES
I
NVESTMENT
M
ANAGEMENT
F
EE
The Fund pays to the Adviser an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Adviser to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1.15% on an annualized basis of the Fund’s average daily Managed Assets. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Adviser has contractually agreed to waive 0.50% of the Investment Management Fee for a period of one year following the Fund’s commencement of operations.
Managed Assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day. The Investment Management Fee will be accrued daily, and will be due and payable monthly in arrears within ten (10) Business Days after the end of the month.
I
NCENTIVE
F
EE
In addition to the Investment Management Fee, the Adviser will be entitled to an income incentive fee (“Incentive Fee”), if earned. The Incentive Fee is payable quarterly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on each class’s average daily net asset value (calculated in accordance with GAAP), equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income (inclusive of accrued interest and other non-cash interest features, including OID), dividend income and any other income accrued during the fiscal quarter, minus each class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, the Fund’s operating expenses will include the Management Fee but will exclude the Incentive Fee.
The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 10% on pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% of the class’s average daily net asset value (calculated in accordance with GAAP) in any fiscal quarter.
The calculation of the Incentive Fee for each calendar quarter is as follows:

•
No Incentive Fee is payable to the Adviser if the Fund’s pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%;

•
All pre-incentive fee net investment income attributable to the Class (if any), expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, that exceeds the hurdle rate but is less than or equal to 1.667% (the “catch-up”) is payable to the Adviser; and

•
For any fiscal quarter in which pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the catch-up, 10% is payable to the Adviser.

The following is a graphical representation of the calculation of the Incentive Fee:
Quarterly Incentive Fee
Class’s Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the Class’s average daily net asset value)

Percentage of each Class’s Pre-Incentive Fee Net Investment Income allocated to the Incentive Fee.
Examples of Quarterly Incentive Fee Calculation
:
Example 1—Income Earned on Direct Investments Incentive Fee
(1)
:
Assumptions

•	Hurdle Rate (2) = 1.5%

•	Management fee (3) = 0.2875%

•	Other operating expenses (legal, accounting, custodian, transfer agent, etc.) (4) = 0.1875%

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of net assets.

(2)	Represents the 1.5% quarterly hurdle rate.

(3)	Represents a quarter of the 1.15% annualized management fee.

(4)	Hypothetical other expenses. The examples assume that the Class does not incur a 12b-1 fee.
Alternative 1
Additional Assumptions

•	Investment income on direct investments (including interest, dividends, fees, etc.) = 1.00%

•	Pre-incentive fee net investment income (investment income—(management fee + other expenses)) = 0.525%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.
Alternative 2
Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.00%

•	Pre-incentive fee net investment income (investment income—(management fee + other expenses)) = 1.525%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee = 100% × (all pre-incentive fee net investment income that is greater than 1.5% but less than or equal to 1.667%) + the greater of 0% AND (10% × (pre-incentive fee net investment income - 1.667%))
= (100% × (1.525% - 1.5%)) + 0%
= 100% × 0.025%
= 0.025%
Alternative 3
Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 4.00%

•	Pre-incentive fee net investment income (investment income—(management fee + other expenses)) = 3.525%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee = 100% × (all pre-incentive fee net investment income that is greater than 1.5% but less than or equal to 1.667%) + the greater of 0% AND (10% × (pre-incentive fee net investment income - 1.667%))
= (100% × (1.667% - 1.5%)) + (10% × (3.525% - 1.667%))
= 0.167% + (10% × 1.858%)
= 0.167% + 0.1858%
= 0.3528%
DISTRIBUTOR
AMG Distributors, Inc. (the “Distributor”) acts as the distributor of the Fund’s Shares on a best efforts basis. The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Distributor is a wholly-owned subsidiary of the Administrator. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.
The Distributor may pay all or a portion of the Distribution and/or Service Fee to one or more sub-distributors (“Sub-Distributors”) or selling agents that provide distribution and investor services to Shareholders. The Distributor has appointed Pantheon Securities, LLC as a Sub-Distributor under a sub-distribution agreement pursuant to which Pantheon Securities, LLC may carry out certain of the Distributor’s obligations in return for a portion of the Distribution and/or Service Fee.
Investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote Shares depending upon their arrangement with the financial intermediary. The Adviser pays the Distributor a fee for certain distribution-related services. The Fund has adopted a Distribution and Service Plan with respect to Class I Shares and Class M Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan will allow the Fund to pay Distribution and Service Fees for the sale and servicing of its Class I Shares and Class M Shares to the Fund’s Distributor and/or other qualified recipients.

Class M Shares in the Fund are offered at their current net asset value less a maximum sales charge of 3.50% of the subscription amount. The Fund or the Adviser may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Adviser and its respective affiliates, directors, principals, officers and employees and others in the Fund’s sole discretion.
The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third-parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the provision of non-distribution services to Shareholders and/or the Fund. These payments will be made out of the Adviser’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount, and the prospect of receiving any such payments may provide such third-parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.
DISTRIBUTION AND SERVICE PLAN
Pursuant to exemptive relief received from the SEC, the Fund has adopted a Distribution and Service Plan with respect to Class I Shares and Class M Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan will allow the Fund to pay Distribution and Service Fees for the sale and servicing of its Class I Shares and Class M Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 0.25% and 0.85% on an annualized basis of the average daily net assets of the Fund attributable to Class I Shares and Class M Shares, respectively (the “Distribution and Service Fees”) to the Fund’s Distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class S Shares are not subject to the Distribution and Service Fees.
ADMINISTRATION
The Fund has retained the Administrator, AMG Funds LLC, whose principal business address is 680 Washington Boulevard, Suite 500, Stamford, CT 06901, to provide administrative services to, and assist with operational needs of, the Fund. The Fund has entered into an Administration Agreement with the Administrator. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average daily net assets of the Fund (the “Administration Fee”).
The Administrator is an indirect wholly-owned subsidiary of AMG. As a result of its affiliation with AMG, the Administrator is an affiliate of the Adviser.
CUSTODIAN
The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 240 Greenwich Street, New York, New York 10286, serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian.

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), P.O. Box 534426, Pittsburgh, Pennsylvania 15253-4417, serves as Transfer Agent to the Fund. The Transfer Agent performs certain transfer agency, recordkeeping, fund accounting, and investor services for the Fund.
FUND EXPENSES
The Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund. The Fund will bear all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Shares, and any charges and fees to which the Fund is subject as an investor in the Underlying Funds.
The Fund (and thus, indirectly, the Shareholders) will bear all expenses incurred in the business of the Fund, including, but not limited to the following:

•
all expenses related to its investment program, including, but not limited to: (i) expenses borne through the Fund’s investments in the Underlying Funds, if applicable, including, without limitation, any fees and expenses charged by the Underlying Fund Managers (such as management fees, performance, carried interests, or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Fund’s investments in Underlying Funds or co-investments (whether or not consummated), and enforcing the Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Investment Management Fee, Incentive Fee and Administration Fee;

•
any Distribution and Service Fees based on the net assets attributable to a Class of Shares and any other distribution or service fees to be paid by the Fund pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act;

•
all costs and expenses associated with the operation and registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable federal or state laws;

•	fees and expenses incurred in exchange for loan administration services;

•
fees of the Independent Trustees of the Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Shareholders for the Fund that are regularly scheduled, permitted or required to be held under the terms of the Declaration of Trust, the Investment Company Act or other applicable law;

•	a portion, as determined by the Board, of the expenses attributable to implementing the Fund’s compliance program;

•
the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Trustees;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, or the Trustees or the officers of the Fund;

•	recordkeeping, custody and transfer agency fees and expenses of the Fund;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Shareholders or potential shareholders;

•
all expenses of computing the Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund and any custodian, or other agent engaged by the Fund;

•
fees of custodians, other service providers to the Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund;

•
any extraordinary expenses, including, without limitation, litigation or indemnification expenses, excise taxes and costs incurred in connection with holding and/or soliciting proxies for a meeting of Shareholders;

•	all taxes to which the Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non-U.S. jurisdictions; and

•	such other types of expenses as may be approved from time to time by the Board.
Except as set forth in the Investment Management Agreement, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund.
The Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares (mostly filing and printing expenses). Offering costs cannot be deducted for tax purposes by the Fund or the Fund’s Shareholders.
The Underlying Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Underlying Fund Managers generally assess asset-based fees to, and receive incentive-based allocations from, the Underlying Funds. As a result, the investment returns of the Underlying Funds will be reduced. As an investor in the Underlying Funds, the Fund will bear its proportionate share of the expenses and fees of the Underlying Funds and will also be subject to incentive allocations to the Underlying Fund Managers.
The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the Fund’s average daily net assets (the “Expense Limit”). “Excluded Expenses” is defined to include (a) the management fee and Incentive Fee paid by the Fund; (b) fees, expenses, allocations, carried interests, etc. of Private Funds, special purpose vehicles and co-investments in portfolio companies in which the Fund or a Subsidiary may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the Distribution and/or Service Fees (as applicable) paid by the Fund; (h) taxes of the Fund or a Subsidiary; (i) extraordinary expenses of the Fund or a Subsidiary, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to a Subsidiary; and (k) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, the Investment Management Fee, the Fund’s administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), the Fund’s organizational costs and fees and expenses of Fund Trustees. Because the Excluded Expenses noted above are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) may exceed 0.75% for a Class of Shares. For a period not to exceed 36 months from the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived or reimbursed, provided that the amount of any such additional payment by the Fund in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund. The Expense Limitation and Reimbursement Agreement will continue for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment manager of the Fund or upon mutual agreement between the Adviser and the Fund’s Board
The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING
Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Each Share is entitled to one vote per Share. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund. Shareholders of the Fund shall have power to vote only: (a) for the election of one or more Trustees in order to comply with the provisions of the Investment Company Act (including Section 16(a) thereof); (b) for the removal of Trustees as provided in Article III of the Declaration of Trust; and (c) with respect to such additional matters relating to the Fund as may be required by the Fund’s Declaration of Trust, the By-laws of the Fund or any registration of the Fund as an investment company under the Investment Company Act with the SEC (or any successor agency) or as the Trustees may consider necessary or desirable.
CONFLICTS OF INTEREST
The Fund and the Adviser may be subject to a number of actual and potential conflicts of interest.
The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Adviser and its affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under provisions of Federal securities law which cannot be waived or modified.
Although the Adviser and its affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.
The directors, partners, trustees, managers, members, officers and employees of the Adviser and its affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at sec.gov, and copies may be obtained, after paying a duplicating fee, by email at
publicinfo@sec.gov
.
The Fund may be considered affiliated with respect to certain of its portfolio companies if certain investment funds, accounts or investment vehicles managed by the Adviser also hold interests in these portfolio companies, and as such, these interests may be considered a joint enterprise under the Investment Company Act. To the extent that the Fund’s interests in these portfolio companies may need to be restructured in the future or to the extent that the Fund chooses to exit certain of these transactions, its ability to do so will be limited.

The Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, investments being considered for acquisition by the Fund or held in the Fund’s portfolio. The Adviser may (but is not required to) seek to avoid receipt of Confidential Information from issuers so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.
Many of the Fund’s portfolio investments are expected to be loans and other securities that are not publicly traded and for which no market-based price quotation is available. As a general matter, the Fund calculates its NAV using the valuations of its advised assets provided by the Adviser and the Fund’s Investment Partners and their respective agents, such valuations based on the Adviser’s and the Fund’s Investment Partners’ valuation methodology. Furthermore, the Board will review and approve in advance the valuation methodology of the Adviser and any independent pricing service used. The participation of the investment professionals of the Adviser in the Fund’s valuation process could result in a conflict of interest as the Investment Management Fee is based on the value of the Fund’s assets. Investments in PIK and OID securities may provide certain additional benefits to the Adviser, including increased management fees resulting from the receipt of such PIK securities interest received on these investments increasing the size of the loan balance of underlying loans. In addition, the use of leverage may increase the Fund’s assets which may result in increased management fees paid to the Adviser since the Investment Management Fee is based on the value of the Fund’s assets.
The professional staff of the Adviser will devote such time and effort in conducting activities on behalf of the Fund as the Adviser reasonably determines to be appropriate for its respective duties to the Fund. However, each of the Adviser’s staff is currently committed to and expects to be committed in the future to providing investment advisory services as well as other services to other clients (including other registered and unregistered pooled investment vehicles) and engaging in other business ventures in which the Fund has no interest. As a result of these separate business activities, the Adviser has actual or potential conflicts of interest in allocating management time, services and functions among the Fund and other business ventures or clients.
Multiple clients of the Adviser may hold or acquire positions directly or indirectly in the securities of the same companies. Such investments and transactions may raise potential conflicts of interest for the Adviser’s clients (including the Fund), particularly if different clients are interested in different classes or types of securities or investments of the same company. In this regard, actions may be taken by some clients, either at their own discretion or at the Adviser’s direction, that may be inconsistent, if not adverse to, other clients, including, but not limited to, interests in different parts of a company’s capital structure during a restructuring, bankruptcy or other insolvency proceeding or similar matter. When the Adviser has clients that are invested in different parts of a company’s capital structure, their interests may diverge in the case of financial distress. In a bankruptcy proceeding, one client’s interests may be subordinated or otherwise adversely affected due to another client’s involvement and actions relating to their investment. In addition, when one client is a creditor of a company in which another client holds more junior securities, actions may be taken, either at the client’s direction or in the Adviser’s discretion with respect to their rights as a creditor, that may be adverse to the interests of other clients. The Adviser takes steps to reasonably ensure all clients are treated in a fair and equitable manner, and mitigates allocation-related risks by leveraging an internal portfolio strategy team and an allocation committee. The allocation committee approves the policies and procedures used in constructing the allocations, audits the construction of allocation recommendations and opines on questions relating to prospective allocations. Notwithstanding the foregoing, there can be no assurances that the Fund will participate in all investment opportunities consistent with the Fund’s investment objective and strategy that comes to the Adviser’s attention.
The Adviser may receive more compensation with respect to certain similarly managed accounts or funds than that received with respect to the Fund or may receive compensation based in part on the performance of those similar accounts or funds. This may create a potential conflict of interest for the Adviser or the respective portfolio managers by providing an incentive to favor these similar accounts or funds when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as an affiliate may have an incentive to allocate securities that are expected to increase in value to favored accounts or funds.
By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of the above actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under provisions of applicable Federal securities law which cannot be waived or modified.
OUTSTANDING SECURITIES
As of the date of this Prospectus, there were 10,000 Class S Shares outstanding.
OFFERS TO REPURCHASE
A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.
The Fund provides a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly.
For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.
Shares will be repurchased at their NAV no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the date on which the repurchase price for Shares is determined. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.
In addition, if a repurchase offer is oversubscribed, the Fund may offer to repurchase additional Shares in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such Shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the Shares tendered in an Estate Offer. If the Fund repurchases any Shares pursuant to an Estate Offer, this will not affect the number of Shares that it repurchases from other Shareholders in the quarterly repurchase offers.
The Fund may cause a mandatory repurchase of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder. Such circumstances may include if, among other reasons, the Board determines that continued ownership of such Shares by the Shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences, or would otherwise not be in the best interests of the Fund.

A Shareholder who tenders for repurchase only a portion of his or her Shares in the Fund will be required to maintain a minimum account balance of $25,000. If a Shareholder tenders a portion of his or her Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $25,000, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.
REPURCHASE PROCEDURE
Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares (the amount set by the Board herein referred to as the “Repurchase Offer Amount”) based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day (each a “Repurchase Pricing Date”).
Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The time between the notification to Shareholders (the “Shareholder Notification”) and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The Shareholder Notification also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws.
If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than $25,000 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.
The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.
The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at NAV in accordance with the Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.
DERIVATIVE ACTIONS/EXCLUSIVE FORUM
No person, other than a Trustee, who is not a Shareholder of the Fund or of a particular Class is entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to the Fund or such Class. Further, each complaining Shareholder must have been a Shareholder of the Fund or the affected Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time and each complaining Shareholder must be a Shareholder of the Fund or the affected Class, as applicable, as of the time the written demand is made upon the Trustees. No Shareholder may maintain a derivative action with respect to the Fund or any Class of the Fund unless holders of at least ten percent (10%) of the outstanding Shares of the Fund, or 10% of the outstanding Shares of the Class to which such action relates, join in the bringing of such action.
In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Act, a Shareholder may bring a derivative action on behalf of the Fund or any Class of the Fund only if the following conditions are met: (a) the Shareholder or Shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and (b) unless a demand is not required, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and will require an undertaking by the Shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action. If the demand for derivative action has been considered by the Board, and a majority of those Trustees who are not deemed to be Interested Persons of the Fund, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Fund or the affected Class, as applicable, the complaining Shareholders will be barred from commencing the derivative action. If upon such consideration the appropriate members of the Board of Trustees determine that such a suit should be maintained, then the appropriate officers of the Fund will commence initiation of that suit, which will proceed directly rather than derivatively. The Board, or the appropriate officers of the Fund, will inform the complaining Shareholders of any decision reached in writing within ten business days of such decision having been reached.
A written demand upon the Trustees, as described above, must include at least the following: (a) a detailed description of the action or failure to act complained of and the facts upon which each such allegation is made; (b) a statement to the effect that the complaining Shareholder(s) believe that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the right of the Fund or the affected Class, as applicable, and an explanation of why the complaining Shareholders believe that to be the case; (c) a certification that each complaining Shareholder was a Shareholder of the Fund or the affected Class, as applicable, at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a person who was a Shareholder at that time and each complaining Shareholder was a Shareholder of the Fund or the affected Class, as applicable, as of the time the written demand upon the Trustees, as well as information reasonably designed to allow the Trustees to verify that certification; and (d) a certification that each complaining Shareholder will be a Shareholder of the Fund or the affected Class, as applicable, as of the commencement of the derivative action. The Declaration of Trust provides that the foregoing provisions will not apply to claims brought under the federal securities laws.
The Fund’s Declaration of Trust provides that each Trustee, officer and Shareholder irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Fund, the Declaration of Trust or the By-Laws, or asserting a claim governed by the internal affairs (or similar) doctrine will be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, then any other court in the State of Delaware with subject matter jurisdiction, and irrevocably waives any right to trial by jury. The exclusive forum provision may require shareholders to bring an action in an inconvenient or less favorable forum. The exclusive forum and jury waiver provisions do not apply to claims arising under the Federal securities laws.

TRANSFER OF SHARES
No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or (ii) with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, under circumstances in which the Board has determined that such a transfer would be in the best interest of Shareholders).
Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application, as applicable, in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Trustees as to such matters as the Trustees may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $25,000. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.
Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.
By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Trustees, each other Shareholder, and any affiliated person of the Fund, the Trustees, the Adviser and each other Shareholder, against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.
ANTI-MONEY LAUNDERING
If the Fund, the Adviser or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CALCULATION OF NET ASSET VALUE
G
ENERAL
The Fund calculates its NAV as of the close of business on each Business Day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
The Board, including a majority of Independent Trustees, has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value unless market quotations are “readily available” as defined in the Investment Company Act.
Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the Business Day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If, after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be valued pursuant to procedures established by the Board.
The Board has selected the Adviser to serve as the Fund’s “Valuation Designee” for purposes of Rule 2a-5 under the Investment Company Act (“Rule 2a-5”). As a general matter, to value the Fund’s investments, the Valuation Designee will use current market values when readily available, and otherwise value the Fund’s investments with fair value methodologies that the Adviser believes to be consistent with those used by the Fund for valuing its investments. These fair value calculations will involve significant professional judgment by the Valuation Designee in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Valuation Designee may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective investment; (2) comparison to the values and current pricing of investments that have comparable characteristics; (3) knowledge of historical market information with respect to the investment; (4) other factors relevant to the investment which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The Valuation Designee may also consider periodic financial statements (audited and unaudited) or other information provided by the investment’s borrower. The Valuation Designee will attempt to obtain current valuation information from the borrower to value all fair valued investments, but it is anticipated that such information could be available on no more than a quarterly basis. This is especially true as it relates to direct loans. Furthermore, the Board may not have the ability to assess the accuracy of the valuation information from the borrowers.
The Valuation Designee will monitor the valuations of Fund investments, provide quarterly reporting to the Board on material changes in the valuation process pursuant to Rule 2a-5, and review any material concerns with the Board. Any such decision regarding valuation would be made in good faith, and subject to the review, reporting, and supervision of the Board.
Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Valuation Designee monitors these estimates regularly and updates them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

P
RIVATE
F
UNDS
The Board has adopted procedures pursuant to which the Fund will value its investments in the Private Funds at fair value. In valuing the Fund’s investments in Private Funds, the Adviser, under the oversight of the Board, considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of a Private Fund whose interests carry redemption rights) of the interest in the Private Fund in an arms’ length transaction. Prior to investing in any Private Fund, the Adviser will conduct a systematic and rigorous bottom-up due diligence review of the valuation methodologies utilized by the Private Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in a Private Fund, the Adviser will monitor the valuation methodologies used by each Private Fund for appropriateness and perform back-testing analysis on a periodic basis in light of the Fund’s obligation to fair value its assets under the Investment Company Act and pursuant to U.S. generally accepted accounting practices (as applicable) for investment companies and will assess the overall reasonableness of the information provided by such Private Fund.
In general, the Fund bases its NAV on valuations of its interests in Private Funds provided by the managers of the Private Funds and/or their agents if such values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Private Fund. These valuations involve significant judgment by the managers of the Private Funds and may differ from their actual realizable value. Under certain circumstances, the Adviser’s Valuation Committee may modify the managers’ valuations based on updated information received since the last valuation date of the Private Fund. The Adviser’s Valuation Committee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Private Funds, and, therefore, will be estimates and may fluctuate as a result. For information about the value of the Fund’s investment in Private Funds, the Adviser will be dependent on information provided by the Private Funds, including quarterly unaudited financial statements which, if inaccurate, could adversely affect the Adviser’s ability to value accurately the Fund’s Shares. The Board, the Adviser and its Valuation Committee may have limited ability to assess the accuracy of these valuations.
For Co-Investments and Direct Investments, Pantheon engages a qualified and independent third-party valuation expert, who provides valuations for the investments based on a thorough assessment of the underlying borrower. The Valuations Team with the assistance of the Investment Team will review and where necessary either provide more up-to-date known and knowable information, or challenge the unobservable inputs, selected methodologies or other assumptions to the valuation.
Typically, the Fund expects to receive unaudited values from Private Funds on a quarterly basis and audited values on an annual basis. In general, it is anticipated that such valuation information from these Private Funds will generally be available 60 days or more after each quarter-end and/or 120 or more days after each year-end. Therefore, the most recently provided valuation information from these Private Funds for purposes of calculating the Fund’s NAV will typically be adjusted by the Adviser pursuant to the Fund’s Valuation Procedures to estimate the fair value of the interests in such Private Funds, as described below.
Between the periodic valuation periods of the Private Funds, the NAVs of such Private Funds are adjusted daily based on the total return that each Private Fund is estimated by the Adviser to generate during the period. The Adviser’s Daily Valuation Committee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments. Following procedures adopted by the Board, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the Private Fund’s NAV as reported by the manager of the Private Fund at the time of the Fund’s valuation, or whether to adjust such value to reflect a premium or discount to the Private Fund’s NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Private Fund. In other cases, as when a Private Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Private Fund interests, the Fund may determine that it is appropriate to apply a discount to the Private

Fund’s NAV. Any such decision will be made in good faith by the Adviser as the Fund’s Valuation Designee. Information that may be considered includes: (i) information provided to the Fund or to the Adviser by a Private Fund, or the failure to provide such information as agreed to in such Private Fund’s offering materials or other agreements with the Fund; (ii) relevant news and other public sources; (iii) known secondary market transactions in the Private Fund’s interests (to the extent deemed a credible indication of value); (iv) changes in relevant indices; and (v) significant market events that may not otherwise be captured by changes in valuation of relevant indices.
Where the investment being valued was made recently or where there was a recent investment in the investee company, the price of that Investment i.e. cost, may provide an indication of fair value, if resulting from an orderly transaction. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Adviser, in accordance with the Fund’s Valuation Procedures, determines in good faith best reflects approximate market value.
The valuations reported by the managers of the Private Funds, upon which the Fund calculates its NAV may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from Private Funds may be revised and fiscal year-end NAV calculations of the Private Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Information that becomes known to the Fund or its agents after the Fund’s NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund’s NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Adviser’s Valuation Committee regarding appropriate valuations should prove incorrect.
S
USPENSION
OF
C
ALCULATION
OF
N
ET
A
SSET
V
ALUE
As noted above, the Fund’s NAV is calculated as of the close of business on each Business Day. However, there may be circumstances where it may not be practicable to determine an NAV, including, but not limited to, during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended), or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders. In such circumstances, the Board (after consultation with the Adviser) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders and in its reports on Form N-PORT filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Adviser) determines that conditions no longer require suspension of the calculation of NAV.
TAXES
The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all potential of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, insurance companies, entities exempt from federal income tax, RICs, dealers in commodities and securities, pass through entities, and, except to the extent discussed below, non-U.S. persons). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences) other than those arising under the federal income tax laws.
You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, in effect as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholders will continue to be as described herein.
The Fund has not sought or obtained a ruling from the IRS (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect the Fund or its shareholders. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.
Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.
Distributions to Shareholders.
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income and intends to make quarterly distributions. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, such as a tax-exempt organization or a qualified retirement plan or individual retirement account. Distributions are taxable whether they are received in cash or reinvested in Shares.
Each Shareholder whose Shares are registered in the Shareholder’s own name will automatically have all income dividends and capital gains distributions automatically reinvested in Shares priced at the then-current NAV unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A taxpaying Shareholder receiving Shares instead of cash distributions will generally owe taxes as a result of the distribution and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes. Fund distributions attributable to net investment income and short-term capital gains will generally be taxable to you as ordinary income.
Fund distributions, if any, that are attributable to “qualified dividend income” or “net long-term capital gains” earned by the Fund would be taxable to non-corporate Shareholders at the reduced rates applicable to net long-term capital gains. The Fund does not anticipate, however, that a significant portion of its distributions is likely to be attributable to “qualified dividend income” or “net long-term capital gains.”
Shareholders are generally taxed on any dividends from the Fund in the year they are actually received, except that dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.
Shareholders should contact the Fund’s Administrator at (800) 548-4539 or AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, CT 06901 (or their investment adviser if Shares were acquired through such financial intermediary) to make elections to receive income dividends and/or capital distributions in cash.
Certain Foreign Taxes.
The Fund may be subject to taxes, including foreign withholding or transfer taxes, attributable to investments of the Fund. If at the close of the Fund’s taxable year more than 50% of the value of its assets were to consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund would be included in Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against its U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such an election.

Repurchases.
Shareholders will recognize taxable gain or loss on a repurchase of Shares in an amount equal to the difference between the Shareholder’s tax basis in the Shares and the amount the Shareholder receives for them. Generally, this gain or loss will be long-term or short-term depending on whether the holding period exceeds 12 months. A loss recognized by a Shareholder upon a sale or other disposition of Shares held for six months or less will be recharacterized as a long-term capital loss rather than a short-term capital loss to the extent of any capital gains dividends received by the Shareholder on the Shares during that holding period. Additionally, any loss realized on a disposition of Shares may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares, or in the event the Shareholder enters into a contract or option to repurchase Shares within such period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.
The Fund is required to determine and report to the IRS the cost basis of Shares repurchased in addition to reporting the amount received from the others. The Fund will use the average cost method unless it is instructed to select a different method for purposes of determining Share cost basis, or a Shareholder chooses to specifically identify Shares at the time of each repurchase. If a Shareholder’s account is held by a broker or other adviser, the broker or adviser may select a different default method. In these cases, Shareholders should contact the holder of the Shares to obtain information with respect to the available methods and elections for such accounts. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on federal and state income tax returns.
Net Investment Income Tax
. A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a Shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain Shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (among other categories of income) are generally taken into account in computing a Shareholder’s net investment income.
IRAs and Other Tax Qualified Plans.
In general, dividends received and gain or loss realized with respect to Shares held in an IRA or other tax qualified plan will not be currently taxable unless the Shares were acquired with borrowed funds.
U.S. Tax Treatment of Non-U.S. Shareholders.
A “Non-U.S. Shareholder” for purposes of this discussion generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.
Except as described below, distributions of “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. This will be the case even if a Non-U.S. Shareholder is a participant in a dividend reinvestment program (and will reduce the amounts of a distribution that can be reinvested pursuant to a dividend reinvestment program). If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to the U.S. Shareholder, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. The Fund will withhold on distributions of investment company taxable income to Non-U.S. Shareholders unless certain exemptions apply and are appropriately documented to the Fund. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.
Properly reported dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. Shareholder status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.
If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
For a corporate Non-U.S. Shareholder, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing its Non-U.S. Shareholder status or otherwise establishes an exemption from backup withholding.
Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, in each case, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the Non-U.S. Shareholder’s beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

State and Local Taxes.
In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.
Information Reporting and Backup Withholding
. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS. The current backup withholding rate is 24%.
O
THER
T
AX
M
ATTERS
The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.
ERISA AND CODE CONSIDERATIONS
Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain IRAs, or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.
Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Adviser or with other entities that are affiliated with the Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third-parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.
The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.
DESCRIPTION OF SHARES
The Fund is authorized to offer an unlimited amount of Shares. This Prospectus describes three separate classes of Shares designated as Class S Shares, Class I Shares and Class M Shares. From time to time, and pursuant to the Fund’s Exemptive Relief, the Board may create and offer additional classes of Shares, or may vary the characteristics of Class S Shares, Class I Shares, or Class M Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular Class of Shares; (5) differences in any dividends and NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the Investment Company Act. The Fund’s repurchase offers will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in NAVs resulting from differences in fees under a distribution and/or service plan or in class expenses.
PURCHASING SHARES
The minimum initial investment in Class S Shares by any investor is $10,000,000. The minimum initial investment in Class I Shares by any investor is $1,000,000. The minimum initial investment in Class M Shares by any investor is $50,000. The minimum additional investment in the Fund by any Shareholder is $5,000. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial and additional investment amounts for investments by current or retired officers and Trustees of the Fund and other funds managed by the Adviser or the Administrator, as well as their family members; current or retired officers, directors, and employees of the Adviser or the Administrator and certain participating affiliated companies of the Adviser or the Administrator; the immediate family members of any such officer, Trustee, or employee (including parents, spouses, children, fathers/mothers-in-law, daughters/sons-in-law, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the minimums may be reduced (in the case of minimum initial investments, to an amount no lower than $25,000) by the Fund in the discretion of the Adviser or the Administrator based on consideration of various factors, including the investor’s overall relationship with the Adviser or the Administrator, the investor’s holdings in other funds affiliated with the Adviser or the Administrator, and such other matters as the Adviser or the Administrator may consider relevant at the time. The Fund, in the sole discretion of the Adviser or the Administrator, may also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts.
The Shares will initially be issued at $10 per share, and thereafter, the purchase price for each Class of Shares will be based on the NAV per Share of that class as of the date such Shares are purchased, less any applicable sales charge.

Neither of the Class S Shares nor the Class I Shares are subject to an initial sales charge. Class M Shares will be offered at their current NAV less a maximum sales charge of 3.50% of the subscription amount. The Fund or the Adviser may elect to reduce, otherwise modify or waive the sales charges with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Adviser, and its respective affiliates, directors, principals, officers and employees and other in the Fund’s discretion.
Class M Shares are sold at the public offering price, which is the NAV, plus an initial maximum sales charge, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.
Class M Shares—Sales Charge Schedule

Your Investment	Front-End Sales Charge As a % Of Offering Price*
Less than $250,000	3.50%
$250,000 - $499,999	2.50%
$500,000 - $999,999	1.50%
$1,000,000 or more	0.00%

*	The offering price includes the sales charge.
The sales load for Class M Shares will be deducted out of the investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund. No Sales Load may be charged without the consent of the Distributor. The Distributor may elect to reduce, otherwise modify or waive the sales load with respect to any investor on behalf of: (i) purchasers for whom the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, and any affiliates of the Distributor or the Adviser; (iii) Directors and retired Directors of the Fund (including spouses, children, and parents of Directors and retired Directors); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares; (v) clients of brokers, dealers, investment advisers, financial planners or other financial services firms with which the Fund has a special arrangement; (vi) participants in an investment advisory or agency commission program under which such participant pays a fee to an investment adviser or other firm for portfolio management or brokerage services; (vii) orders placed on behalf of other investment companies that the Distributor or an affiliated company distributes; and (viii) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed (as applicable) by the Adviser, the Distributor, and any affiliates of the Adviser or the Distributor in amounts that, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser sales load (or a complete waiver of the sales load). To receive a sales load waiver in conjunction with any of the above categories, an investor must, prior to the time of purchase, inform the Fund about the investor’s eligibility for the waiver of the sales load and give the Fund sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.
Shares will generally be offered for purchase on each Business Day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.
Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application, as applicable, are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

In general, an investment will be accepted if a completed investor application, as applicable, and funds are received in good order in advance of the cut-off dates identified in a particular offering. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.
The Fund has authorized one or more brokers to receive on its behalf purchase orders. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker, or if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.
TERM, DISSOLUTION AND LIQUIDATION
The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.
REPORTS TO SHAREHOLDERS
The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

FISCAL YEAR
The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on September 30.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL
KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as the independent registered public accounting firm for the Fund.
Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as fund formation counsel.
Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111-4006, serves as counsel to the Fund.
Sullivan & Worcester LLP, 1666 K St NW #700, Washington, DC 20006, serves as counsel to the Independent Trustees.

INQUIRIES
Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, AMG Funds LLC, at 1 (800) 548-4539 or 680 Washington Boulevard, Suite 500, Stamford, CT 06901.

AMG PANTHEON CREDIT SOLUTIONS FUND
c/o AMG Funds LLC
680 Washington Boulevard, Suite 500
Stamford, CT 06901
1 (800) 548-4539

Adviser Pantheon Ventures (US) LP 555 California Street, Suite 3450 San Francisco, CA 94104	Administrator AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, CT 06901

Custodian Bank The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	Distributor AMG Distributors, Inc. 680 Washington Boulevard, Suite 500 Stamford, CT 06901

Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154	Transfer Agent BNY Mellon Investment Servicing (US) Inc. P.O. Box 534426 Pittsburgh, Pennsylvania 15253-4417

Legal Counsel Ropes & Gray LLP Three Embarcadero Center San Francisco, CA 94111-4006

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, April 1, 2024

STATEMENT OF ADDITIONAL INFORMATION

AMG Pantheon Credit Solutions Fund

Class S Shares: PCSZX

Class I Shares: PCSJX

Class M Shares: PCSBX

[Date]

c/o AMG Funds LLC

680 Washington Boulevard, Suite 500

Stamford, CT 06901

(800) 548-4539

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the AMG Pantheon Credit Solutions Fund dated [•], as it may be further amended or supplemented from time to time. This SAI is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus (as well as the Fund’s Annual Report and Semi-Annual report once completed) may be obtained without charge by contacting the Fund at the telephone number or address set forth above. You may also obtain the Prospectus, Annual Report and Semi-Annual Report by visiting the Fund’s website at wealth.amg.com.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by AMG Distributors, Inc. to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, and to clients and customers of other organizations. The Fund’s Prospectus, which is dated [•], provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

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TABLE OF CONTENTS OF THE

STATEMENT OF ADDITIONAL INFORMATION

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GENERAL INFORMATION

AMG Pantheon Credit Solutions Fund (the “Fund”) is a Delaware statutory trust organized on September 29, 2023, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund operates as an interval fund.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. No other policy is a fundamental policy of the Fund, except as expressly stated. As defined by the Investment Company Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.

FUNDAMENTAL POLICIES: The Fund:

(1)

May issue senior securities to the extent permitted by the Investment Company Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(2)

May borrow money to the extent permitted by the Investment Company Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3)

May lend money to the extent permitted by the Investment Company Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4)

May underwrite securities to the extent permitted by the Investment Company Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5)

May purchase and sell commodities to the extent permitted by the Investment Company Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6)

May purchase and sell real estate to the extent permitted by the Investment Company Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

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(7)

May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules, or regulations.

(8)

May engage in short sales, purchases on margin and the writing of put and call options to the extent permitted by the Investment Company Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund. For purposes of determining compliance with investment restriction (7) above related to concentration of investments, Underlying Funds are not considered part of any industry or group of industries.

IN ADDITION TO THE ABOVE, THE FUND HAS ADOPTED THE FOLLOWING ADDITIONAL FUNDAMENTAL POLICIES:

•

it will make quarterly repurchase offers for no less than 5% and not more than 25% (except as permitted by Rule 23c-3 under the Investment Company Act (“Rule 23c-3”)) of the Shares outstanding at per-class net asset value (“NAV”) per Share (measured on the repurchase request deadline) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

•

each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the repurchase offer; and

•

each repurchase pricing date will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

THE FOLLOWING DESCRIPTIONS OF THE INVESTMENT COMPANY ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

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Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities, unless immediately after the issuance of the leverage the fund has satisfied the asset coverage test with respect to senior securities, representing indebtedness prescribed by the Investment Company Act; that is, the value of the fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, this asset coverage test is satisfied.

Underwriting. Under the Investment Company Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the Investment Company Act, an investment company may only make loans if expressly permitted by its investment policies.

MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS OF THE FUND

The members of the Board (the “Trustees”) and Officers of the Fund, their business addresses, principal occupations for the past five years, and ages are listed below. The Board provides broad supervision over the affairs of the Fund, subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board is composed of experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee and each Officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

There is no stated term of office for Trustees. Each Trustee serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. The Chairman of the Board, the President, any Vice President, the Treasurer, and the Secretary and such other officers as the Trustees may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Board.

The Trustees are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

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INDEPENDENT TRUSTEES

The Trustees in the following table are Independent Trustees of the Fund. Eric Rakowski serves as the Independent Chairman of the Board.

Name, Address, and Year of Birth*	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Kurt A. Keilhacker YOB: 1963	Trustee since 2024	Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present)	41	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Eric Rakowski YOB: 1958	Trustee since 2024	Professor of Law, University of California at Berkeley School of Law (1990-Present)	41	Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019); Trustee of AMG Comvest Senior Lending Fund (2023-Present)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

Victoria L. Sassine YOB: 1965	Trustee since 2024	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019)	41	None	Significant board experience, including as a board member of private companies; finance experience in strategic financial and operation management positions in a variety of industries; audit and tax experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive). Current adjunct professor of finance.

*	The address for each Trustee is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**	The AMG Fund complex consists of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, and the series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV.

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INTERESTED TRUSTEE

Name, Address, and Year of Birth*	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Garret W. Weston*** YOB: 1981	Trustee since 2023	Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006)	41	None	Significant senior leadership role within AMG across a number of areas, including responsibilities since 2020 for the AMG Funds business and other distribution related activities, as well as prior significant experience with AMG’s investments and relationships with its Affiliates. Prior to AMG, significant business, investment and corporate finance experience within the financial services industry.

*	The address for each Trustee is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**	The AMG Fund complex consists of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, and the series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV.
***

Mr. Weston is being treated by the Fund as an “interested person” of the Fund within the meaning of the Investment Company Act by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc., which indirectly owns a majority of the interests of the Adviser.

INFORMATION ABOUT EACH TRUSTEE’S EXPERIENCE, QUALIFICATIONS, ATTRIBUTES OR SKILLS

Trustees of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Trustees are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s and the Adviser’s legal counsel. Both Independent Trustees and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

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OFFICERS

Name, Address, and Year of Birth*	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne YOB: 1958	President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer since 2024	President, Chief Executive Officer and Principal Executive Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2018-Present); Chief Operating Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-Present); Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Thomas Disbrow YOB: 1966	Treasurer, Principal Financial Officer, and Principal Accounting Officer since 2024	Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

Susan Long McAndrews YOB: 1967	Executive Vice President since 2024	Executive Vice President, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2021-Present); Partner of U.S. Investment and Global Business Development, Pantheon Ventures (US) LP (2002-Present); Chief Executive Officer, Pantheon Securities, LLC (2002-Present); Principal, Capital Z Partners (1998-2001); Director, Private Equity Group, Russell Investments (1995-1998)

Mark J. Duggan YOB: 1965	Secretary and Chief Legal Officer since 2024	Secretary and Chief Legal Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2015-Present); Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

Patrick J. Spellman YOB: 1974	Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer since 2024	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2019-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2022-Present); Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

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John A. Starace YOB: 1970	Deputy Treasurer since 2024	Deputy Treasurer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

*	The address for each executive officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

TRUSTEE SHARE OWNERSHIP

Name of Trustee	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2023	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Family of Investment Companies Beneficially Owned as of December 31, 2023*
Independent Trustees:
Kurt Keilhacker	None	Over $100,000
Eric Rakowski	None	Over $100,000
Victoria Sassine	None	Over $100,000
Interested Trustee:
Garret Weston	None	$50,001 - $100,000

*	The AMG Fund complex consists of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, and the series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The following provides an overview of the leadership structure of the Board and the Board’s oversight of the Fund’s risk management process. The Board consists of four Trustees, three of whom are Independent Trustees. An Independent Trustee serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Fund is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustee consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser as the Fund’s investment adviser. The Adviser is responsible for the Fund’s overall investment operations, including management of the risks that arise from the Fund’s investment operations. An employee of the Adviser serves as one of the Fund’s officers. The Board provides oversight of the services provided by the Adviser and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and

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reporting. The Board receives periodic reports from the Fund’s Chief Legal Officer on risk management matters. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures.

BOARD COMMITTEES

As described below, the Board has two standing Committees. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

AUDIT COMMITTEE

The Board has an Audit Committee consisting of all of the Independent Trustees. Eric Rakowski serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (i) acts for the Trustees in overseeing the Fund’s financial reporting and auditing processes; (ii) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (iii) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Fund’s independent registered public accounting firm; (iv) meets periodically with the independent registered public accounting firm to review the Fund’s annual audits and pre-approves the audit services provided by the independent registered public accounting firm; (v) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Fund or the Adviser or its affiliates to the extent that such approval is required by applicable laws or regulations; (vi) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (vii) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Fund, the Fund’s financial statements or the amount of any dividend or distribution right, among other matters.

GOVERNANCE COMMITTEE

The Board has a Governance Committee consisting of all of the Independent Trustees. Victoria Sassine serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Fund; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustee and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by Shareholders. Shareholders who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of member proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, at c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

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TRUSTEE COMPENSATION

For their services as Trustees of the Fund and other funds within the AMG Fund complex (defined below) for the fiscal year ending March 31, 2025, the Trustees are estimated to be compensated as follows:

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex Paid to Trustees*
Independent Trustees:
Kurt Keilhacker	$30,000	$378,000
Eric Rakowski	$40,000	$428,000
Victoria Sassine	$40,000	$373,000
Interested Trustee:
Garret Weston	None	None

*

The AMG Fund complex consists of the Fund, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC, and the series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV. As of March 7, 2024, each Trustee served as a trustee or director to 41 funds in the AMG Fund Complex.

CODE OF ETHICS

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and are available on the EDGAR database on the SEC’s Internet site at sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

PORTFOLIO MANAGEMENT

THE ADVISER

Pantheon Ventures (US) LP (the “Adviser”) serves as the investment adviser to the Fund. The Adviser is located at 555 California Street, Suite 3450, San Francisco, CA 94104. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser is an affiliate of Pantheon Ventures (UK) LLP (“Pantheon UK”), Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (Ireland) DAC, and Pantheon Ventures (HK) LLP (together with the Adviser, each of their respective subsidiaries, subsidiary undertakings, successors and assigns, collectively “Pantheon”).

Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Adviser provides such services to the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement between the Adviser and the Fund will become effective as of the date of the Fund’s commencement of operations and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Fee. Pursuant to the Investment Management Agreement, the Fund pays the Adviser a monthly Investment Management Fee equal to 1.15% on an annualized basis of the Fund’s average daily Managed Assets, subject to certain adjustments. The Investment Management Fee will be paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Managed Assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares)

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as of each day, subject to certain adjustments. The Investment Management Fee will be accrued daily and will be due and payable monthly in arrears. The Adviser has contractually agreed to waive 0.50% of the Investment Management Fee for a period of one year following the Fund’s commencement of operations.

Incentive Fee. In addition to the Investment Management Fee, the Adviser will be entitled to an income incentive fee (“Incentive Fee”), if earned. The Incentive Fee is payable quarterly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on each class’s average daily net asset value (calculated in accordance with GAAP), equal to 1.15% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income (inclusive of accrued interest and other non-cash interest features, including OID), dividend income and any other income accrued during the fiscal quarter, minus each class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, the Fund’s operating expenses will include the Management Fee but will exclude the Incentive Fee.

The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 10% on pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% of the class’s average daily net asset value (calculated in accordance with GAAP) in any fiscal quarter.

The calculation of the Incentive Fee for each calendar quarter is as follows:

•

No Incentive Fee is payable to the Adviser if the Fund’s pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%;

•

All pre-incentive fee net investment income attributable to the Class (if any), expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, that exceeds the hurdle rate but is less than or equal to 1.667% (the “catch-up”) is payable to the Adviser; and

•

For any fiscal quarter in which pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the catch-up, 10% is payable to the Adviser.

Expense Limitation and Reimbursement Agreement. The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the Fund’s average daily net assets (the “Expense Limit”). “Excluded Expenses” is defined to include (a) the management fee and Incentive Fee paid by the Fund; (b) fees, expenses, allocations, carried interests, etc. of Private Funds, special purpose vehicles and co-investments in portfolio companies in which the Fund or a Subsidiary may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the Distribution and/or Service Fees (as applicable) paid by the Fund; (h) taxes of the Fund or a Subsidiary; (i) extraordinary expenses of the Fund or a Subsidiary, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to a Subsidiary; and (k) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, the Investment Management Fee, the Fund’s administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Fund’s professional fees (outside of professional fees related to transactions), the Fund’s organizational costs and fees and expenses of Fund Trustees. Because the Excluded Expenses noted above are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) may exceed 0.75% for a Class of Shares. For a period not to exceed 36 months from the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived or reimbursed, provided that the amount of any such additional payment by the Fund in

10

any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund. The Expense Limitation and Reimbursement Agreement will continue for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment manager of the Fund or upon mutual agreement between the Adviser and the Fund’s Board.

INVESTMENT COMMITTEE

While the Adviser’s investment committee reviews and approves all investments made by the Fund, the below Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and share equal responsibility and authority for managing the Fund’s portfolio.

THE PORTFOLIO MANAGERS

The portfolio managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the portfolio managers and other members of Pantheon manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively “Client Accounts”), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio managers may have an incentive to not favor the over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables lists the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and estimated assets under management in those accounts, as of June 30, 2023.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	1	$2 billion	29	$10.41 billion	22	$5.92 billion
Dennis McCrary	1	$2 billion	29	$10.41 billion	22	$5.92 billion
Brian Buenneke	1	$2 billion	11	$3.81 billion	19	$5.78 billion
Kathryn Leaf	1	$2 billion	29	$10.41 billion	22	$5.92 billion
Rudy Scarpa	1	$2 billion	29	$10.41 billion	22	$5.92 billion
Amyn Hassanally	1	$2 billion	29	$10.41 billion	22	$5.92 billion
Rick Jain	1	$2 billion	29	$10.41 billion	22	$5.92 billion
Jeffrey Miller	1	$2 billion	29	$10.41 billion	22	$5.92 billion
Kevin Dunwoodie	1	$2 billion	11	$3.81 billion	19	$5.78 billion
Evan Corley	1	$2 billion	11	$3.81 billion	19	$5.78 billion

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Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	72	$38.49 billion	50	$30.44 billion
Dennis McCrary	0	$0	72	$38.49 billion	50	$30.44 billion
Brian Buenneke	0	$0	38	$15.77 billion	37	$29.13 billion
Kathryn Leaf	0	$0	72	$38.49 billion	50	$30.44 billion
Rudy Scarpa	0	$0	72	$38.49 billion	50	$30.44 billion
Amyn Hassanally	0	$0	72	$38.49 billion	50	$30.44 billion
Rick Jain	0	$0	72	$38.49 billion	50	$30.44 billion
Jeffrey Miller	0	$0	72	$38.49 billion	50	$30.44 billion
Kevin Dunwoodie	0	$0	38	$15.77 billion	37	$29.13 billion
Evan Corley	0	$0	38	$15.77 billion	37	$29.13 billion

As of the date of this SAI, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Conflicts of Interest. The Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

•

The management of multiple funds and/or other accounts may result in the Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by a Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund.

•

If the Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•

The Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Compensation of the Portfolio Managers. Subject to available Pantheon (as defined above) profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon UK (as defined above). Such amounts are payable by Pantheon and not by the Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

BROKERAGE

In following the Fund’s investment strategy, the Adviser expects few of the Fund’s transactions to involve brokerage. To the extent the Fund’s transactions involve brokerage, the Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

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TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. Shareholder and that you hold your Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, in the securities (other than securities of other RICs) of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, determined without regard to the deduction for dividends paid) and 90% of its net tax exempt interest income. To the extent that the Fund invests in Underlying Funds that are partnerships for federal income tax purposes (other than qualified publicly traded partnerships), the Fund will generally need to take into account its proportionate share of the income and assets of those Underlying Funds for purposes of these three tests.

The Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a RIC but does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gain in a notice to its Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate share of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the Shareholder’s gross income and the tax deemed paid by the Shareholder.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement

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are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to Shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by Shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, Shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

The Fund intends and expects to comply with the qualifying income, diversification, and distribution requirements each year, and has processes in place to maintain its compliance, but there can be no assurance that it will always comply. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for certain relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate Shareholders and to the tax rates applicable to qualified dividend income distributed to non-corporate Shareholders. In such an event, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Shares (reducing that basis accordingly), and any remaining distributions will be treated as a capital gain. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund were to fail to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to Shareholders.

Investments in Other RICs

The Fund’s investment in shares of other mutual funds, ETFs or other companies that qualify as RICs, including, as discussed in “Investment in the Master Fund” below, the Master Fund, (each, an “underlying RIC”), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

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If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Derivatives, Hedging and Related Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call-writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

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Book-Tax Differences

Certain of the Fund’s investments, including investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded favorable tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Units, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Certain Investments in REITs

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of Subtitle A, Chapter 1 of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible but is not required to do so.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (See, “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Investor, will not qualify for any reduction in U.S. federal withholding tax. An Investor will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

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DISTRIBUTIONS

Dividends paid out of the Fund’s net investment income generally will be taxable to a Shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the greater of the NAV or fair market value of a Share on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated by a Shareholder as a return of capital, which is applied against and reduces the Shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale or exchange of Shares.

Shareholders will be notified annually on Form 1099 to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

A dividend or distribution received shortly after the purchase of Shares reduces the NAV of the Shares by the amount of the dividend or distribution and, although in effect a return of capital will be taxable to the Shareholder. If the NAV of Shares were reduced below the Shareholder’s cost by dividends and distributions representing gains realized on sales of securities, such dividends and distributions, although also in effect returns of capital, would be taxable to the Shareholder in the same manner as other dividends or distributions.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to Shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

SALE OR EXCHANGE OF FUND SHARES

Sales and repurchases generally are taxable events for Shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Shares are sold, the Shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the Shareholder’s adjusted tax basis in the Shares. Such gain or loss generally will be treated as long-term capital gain or loss if the Shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a Shareholder upon the sale, repurchase or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the Shareholder as undistributed capital gains).

Losses on sales or other dispositions of Shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including investments made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the sale or other disposition of Shares or in the event the Shareholder enters into a contract or option to repurchase Shares within such period. In such a case, the disallowed portion of any loss generally would be included in the adjusted tax basis of the Shares acquired in the other investments.

ORIGINAL ISSUE DISCOUNT SECURITIES

Investments by the Fund in zero coupon or other discount securities will result in original issue discount, which results in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash

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interest payments that are less than the income recognized for tax purposes. This income is included in determining the amount of income, which the Fund must distribute to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Shareholders.

MARKET DISCOUNT SECURITIES

The Fund may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless the Fund elects to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If the Fund collects less on the debt instrument than the Fund’s purchase price plus the market discount the Fund had previously reported as income, the Fund may not be able to benefit from any offsetting loss deductions.

INVESTMENTS IN NON-U.S. SECURITIES

The Fund may invest in non-U.S. securities, which investments could subject the Fund to complex provisions of the Code applicable to equity interests in passive foreign investment companies (each, a “PFIC”). If the Fund invests in PFICs, the Fund could be subject to U.S. federal income tax and nondeductible interest charges in connection with the investments, and would not be able to pass through to its Shareholders any credit or deduction for such a tax. One or more elections (including a mark-to-market election) may be available to the Fund to ameliorate these adverse tax consequences, but such elections may require information that is unavailable to the Fund or could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments.

Dividends received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to any such taxes paid by the Fund.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

BACKUP WITHHOLDING

The Fund is required to withhold (as “backup withholding”) a portion of dividends and certain other payments paid to certain holders of Shares who do not to provide the Fund with their correct taxpayer identification number (or, in the case of individuals, their social security numbers) or to make required certifications, or who are otherwise subject to backup withholding. The withholding rate is 24%. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against the Shareholder’s U.S. federal income tax liability, provided the required information and forms are timely furnished to the IRS.

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FOREIGN SHAREHOLDERS

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) generally depends on whether the income received from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder. In addition, unless certain foreign entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to certain Fund distributions payable to such entities. A foreign shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the Shareholder and the applicable foreign government comply with the terms of such agreement.

OTHER TAX CONSIDERATIONS

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a Shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain Shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (among other categories of income) are generally taken into account in computing a Shareholder’s net investment income.

Fund Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

If a Shareholder recognizes a loss on a disposition of Shares of $2 million or more for a Shareholder that is an individual or a trust, or $10 million or more for a corporate Shareholder, in any single taxable year (or certain greater amounts over a combination of years), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

STATE AND LOCAL TAXES

Although the Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as the independent registered public accounting firm for the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as fund formation counsel.

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, CA 94111-4006, serves as counsel to the Fund.

Sullivan & Worcester LLP, 1666 K St NW #700, Washington, DC 20006, serves as counsel to the Independent Trustees.

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ADMINISTRATOR

The Fund has contracted with AMG Funds LLC (the “Administrator”), whose principal business address is 680 Washington Boulevard, Suite 500, Stamford, CT 06901, to provide it with certain administrative and accounting services.

CUSTODIAN

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 240 Greenwich Street, New York, New York 10286, serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian.

DISTRIBUTOR

AMG Distributors, Inc. (the “Distributor”) acts as the distributor of the Fund’s Shares on a best efforts basis. The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Distributor is a wholly-owned subsidiary of the Administrator. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc., P.O. Box 534426, Pittsburgh, Pennsylvania 15253-4417, serves as Transfer Agent to the Fund. The Transfer Agent performs certain transfer agency, recordkeeping, fund accounting, and investor services for the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will each vote such proxies in accordance with its proxy policies and procedures. Copies of the Adviser’s proxy policies and procedures are included as Appendix A to this SAI.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1 (800) 548-4539 or (ii) by visiting the SEC’s website at sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As of the date of this SAI, the Fund does not have any control persons other than AMG and its affiliates, which provided the initial seed capital for the Fund.

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FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by KPMG LLP.

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APPENDIX A

Proxy Voting Policy

Last Reviewed January 2024

Overview and Policies

Pantheon Group1 (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.2. The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon-managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon-managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients, on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[3] The PM has a duty to disclose any such conflicts.

[1]

Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Ventures (HK) LLP, Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

[2]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).
[3]

For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer for the appropriate jurisdiction.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board, as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	CUMULATIVE VOTING

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V. Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI. Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII. Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX. Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis. With respect to ERISA accounts, the consideration must be based on factors in line with DOL guidance and/or particular state pension plan regulation, as applicable, that are reasonably determined to be in the best interest of the clients.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	BOARDS OF DIRECTORS

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

Company Management

A.	General Partner/Manager Replacement

PANTHEON GENERALLY VOTES FOR PROPOSALS TO REPLACE MANAGEMENT IN FOR CAUSE SITUATIONS. OTHER SITUATIONS ARE CONSIDERED ON A CASE-BY-CASE BASIS.

B.	GENERAL PARTNER/MANAGER RESOURCE ALLOCATION

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	CAPITAL STRUCTURE

Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	FUND OPERATIONS

A.	INVESTMENT PERIOD

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	TERM

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	DIVERSIFICATION/INVESTMENT LIMITATIONS

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	AFFILIATE TRANSACTIONS

Pantheon considers affiliate transactions on a case-by-case basis.

E.	DISTRIBUTIONS IN KIND

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

APPENDIX B

Report of Independent Registered Public Accounting Firm

To the Shareholder and the Board of Trustees

AMG Pantheon Credit Solutions Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AMG Pantheon Credit Solutions Fund (the “Fund”), as of February 14, 2024, the related statement of operations, for the period from September 29, 2023 (inception) through February 14, 2024, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 14, 2024, and the results of its operations for the period from September 29, 2023 (inception) through February 14, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more AMG Funds since 2021.

New York, New York

March 7, 2024

AMG Pantheon Credit Solutions Fund

STATEMENT OF ASSETS AND LIABILITIES

As of February 14, 2024
Assets
Cash and cash equivalents	$100,000
Deferred offering costs (See Note 2)	323,770
Receivable from affiliate (See Note 3)	205,174

Total assets	628,944

Liabilities
Due to affiliate (See Note 3)	528,944

Total liabilities	528,944
Commitments and contingencies (see Note 5)
Net Assets	$100,000
Components of Net assets
Paid-in Capital	$100,000

Total net assets	$100,000

Shares outstanding- Class S (issued and outstanding)	10,000

Net asset value per share- Class S	$10.00

The accompanying notes are an integral part of these financial statements.

AMG Pantheon Credit Solutions Fund

STATEMENT OF OPERATIONS

Period from September 29, 2023 (inception) through February 14, 2024
Expenses:
Organizational expenses (See Note 2)	$205,174
Less: Reimbursement from the Investment Manager (Note 3)	(205,174)

Net expenses	0

Net increase in net assets resulting from operations	$0

The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

1. Organization and Business Purpose

The AMG Pantheon Credit Solutions Fund (the “Fund”) is organized as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end, non-diversified management investment company. The Fund intends to operate as an interval fund. The Fund’s investment adviser is Pantheon Ventures (US) LP (the “Adviser”). The primary investment objective of the Fund is to generate attractive returns through a combination of current income distributions and total return. The Fund seeks to achieve its investment objective by investing directly or indirectly in credit securities.

The Fund has established one classes of shares of beneficial interest (Class S) and will establish two more share classes (Class I and Class M), which will be offered to “accredited investors” within the meaning of Rule 501 under the Securities Act of 1933, as amended. Each class of shares can issue an unlimited number of shares of beneficial interest. Currently, the Fund only offers Class S shares.

As of February 14, 2024, the Fund is in the development stage and has not commenced investment operations. The Fund’s fiscal year end is March 31.

2. Summary of Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements:

a. Organizational Expenses and Offering Costs: The Fund will bear the organizational expenses and offering costs incurred in connection with its formation of and the offering of Fund shares, including the out-of-pocket expenses of the Adviser and its agents and affiliates. Organizational expenses are expensed as incurred, while offering costs are capitalized as a deferred charge and amortized to expense on a straight-line basis over 12 months from the commencement of investment operations, which has not yet occurred.

b. Income Taxes: The Fund’s tax year end is September 30th. The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders and meets certain diversification requirements. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of February 14, 2024.

3. Agreements and Related Party Transactions

Investment Management Agreement

The Fund will enter into an investment management agreement with the Adviser, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Adviser. For services render pursuant to the investment management agreement, the Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) at an annual rate of 1.15%, payable monthly in arrears, accrued daily based upon the Fund’s average daily “Managed Assets.” Managed Assets means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day, subject to certain adjustments. The Adviser will contractually agree to waive 0.50% of its Investment Management Fee for a period of one year following the Fund’s commencement of operations.

In addition to the Investment Management Fee, the Adviser will be entitled to an income incentive fee (“Incentive Fee”), if earned. The Incentive Fee is payable quarterly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s shares for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on each class’s average daily net asset value (calculated in accordance with U.S. GAAP), equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income (inclusive of accrued interest and other non-cash interest features, including original issue discount), dividend income and any other income accrued during the fiscal quarter, minus each class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, the Fund’s operating expenses will include the Investment Management Fee but will exclude the Incentive Fee. The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 10% on pre-incentive fee net investment income when that class’s pre-incentive fee net investment income reaches 1.667% of the class’s average daily net asset value (calculated in accordance with U.S. GAAP) in any fiscal quarter.

Expense Limitation and Reimbursement Agreement

The Adviser will enter into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Adviser will agree to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the Fund’s average daily net assets (the “Expense Limit”). “Excluded Expenses” include (a) the management fee and incentive fee paid by the Fund; (b) fees, expenses, allocations, carried interests, etc. of private funds, special purpose vehicles and co-investments in portfolio companies in which the Fund or any subsidiary of the Fund (each, a “Subsidiary”) may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the

Fund and any Subsidiary; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the distribution and/or service fees (as applicable) paid by the Fund; (h) taxes of the Fund or a Subsidiary; (i) extraordinary expenses of the Fund or a Subsidiary (as determined in the sole discretion of the Adviser), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (j) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to a Subsidiary; and (k) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary.

For a period not to exceed 36 months from the date the Fund accrues a liability with respect to such amounts paid, waived or reimbursed by the Adviser, the Adviser may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund in any year, together with all other expenses of the Fund, in the aggregate, would not cause the Fund’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Adviser, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund.

The Expense Limitation and Reimbursement Agreement will continue for at least one year from the effective date of the Fund’s registration statement and will continue thereafter until such time that the Adviser ceases to be the investment manager of the Fund or upon mutual agreement between the Adviser and the Fund’s board of trustees.

Administration Agreement

The Fund will enter into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. wealth platform of AMG, serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its investors, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s investors. The Fund will pay a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets.

Distribution Agreement

The Fund will be distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor will serve as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.(“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective accredited investors and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of registration statements for sales purposes and any advertising or sales literature. The Distributor will appoint Pantheon Securities, LLC, an affiliate of the Adviser, as a sub distributor of the Fund (the “Sub Distributor”). The Sub Distributor may carry out certain responsibilities of the Distributor.

The Fund will adopt a distribution and service plan (the “Plan”) with respect to Class I and Class M in accordance with the requirements of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund will make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Class I and Class M shares and for maintenance and personal service provided to existing investors of those classes. The Plan will authorize payments to the Distributor of 0.25% and 0.85% annually of the average daily net assets attributable to Class I and Class M, respectively. The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales-related costs.

Due to Affiliate

The Fund’s expenses were paid, and will be paid, by the Adviser and will be reimbursed by the Fund after the commencement of investment operations. This payable is included as a “Due to affiliate” on the Statement of Assets and Liabilities.

4. Capital Stock

On February 13, 2024, the Administrator purchased 10,000 Class S shares of beneficial interest of the Fund, which represented all of the issued and outstanding shares of the Fund, for an aggregate purchase price of $100,000.

5. Commitments and Contingencies

In the ordinary course of its business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Management feels that the likelihood of such an event is remote.

6. Subsequent Events

Subsequent events after February 14, 2024, have been evaluated through the date at which the financial statements were issued and the Fund has determined that no material events or transactions occurred.

PART C:

OTHER INFORMATION

AMG Pantheon Credit Solutions Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Audited Financial Statements dated February 14, 2024 are included as Appendix B to the Statement of Additional Information filed herewith.

(2)	Exhibits

	(a)(1)	Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 27, 2024.

	(a)(2)	Certificate of Trust incorporated by reference to Exhibit (a)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on October 5, 2023.

	(b)	By-Laws are incorporated by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(c)	Not applicable.

	(d)	Refer to Exhibit (a)(1), (b).

	(e)	Not applicable.

	(f)	Not applicable.

	(g)(1)	Form of Investment Management Agreement is incorporated by reference to Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(g)(2)	Form of Fee Waiver Agreement is incorporated by reference to Exhibit (g)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(h)(1)	Form of Distribution Agreement is incorporated by reference to Exhibit (h)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(h)(2)	Form of Sub-Distribution Agreement is incorporated by reference to Exhibit (h)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(h)(3)	Form of Distribution and Service Plan is incorporated by reference to Exhibit (h)(3) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(i)	Not applicable.

	(j)(1)	Custody Agreement is incorporated by reference to Exhibit (j)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(j)(2)	Amendment to Custody Agreement dated April 9, 2019 is incorporated by reference to Exhibit (j)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(j)(3)	Amendment to Custody Agreement dated June 23, 2021 is incorporated by reference to Exhibit (j)(3) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(j)(4)	Amendment to Custody Agreement dated February 12, 2024 is incorporated by reference to Exhibit (j)(4) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

	(k)(1)	Form of Administration Agreement is incorporated by reference to Exhibit (k)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(2)(i)	Transfer Agency and Shareholder Services Agreement is incorporated by reference to Exhibit (k)(2)(i) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(2)(ii)	Amendment No. 1 to Transfer Agency and Shareholder Services Agreement is incorporated by reference to Exhibit (k)(2)(ii) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(2)(iii)	Amendment No. 2 to Transfer Agency and Shareholder Services Agreement is incorporated by reference to Exhibit (k)(2)(iii) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(2)(iv)	Amendment No. 3 to Transfer Agency and Shareholder Services Agreement is incorporated by reference to Exhibit (k)(2)(iv) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(2)(v)	Amendment No. 4 to Transfer Agency and Shareholder Services Agreement is incorporated by reference to Exhibit (k)(2)(vi) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(2)(vi)	Amendment No. 5 to Transfer Agency and Shareholder Services Agreement is incorporated by reference to Exhibit (k)(2)(v) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(3)(i)	Fund Administration and Accounting Agreement is incorporated by reference to Exhibit (k)(3)(i) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(3)(ii)	Amendment to Fund Administration and Accounting Agreement dated April 9, 2019 is incorporated by reference to Exhibit (k)(3)(ii) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(3)(iii)	Amendment to Fund Administration and Accounting Agreement dated April 16, 2021 is incorporated by reference to Exhibit (k)(3)(iii) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(3)(iv)	Amendment to Fund Administration and Accounting Agreement dated June 23, 2021 is incorporated by reference to Exhibit (k)(3)(iv) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(3)(v)	Amendment to Fund Administration and Accounting Agreement dated February 12, 2024 is incorporated by reference to Exhibit (k)(3)(v) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(4)	Form of Multiple Class Plan is incorporated by reference to Exhibit (k)(4) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(k)(5)	Form of Expense Limitation and Reimbursement Agreement is incorporated by reference to Exhibit (k)(5) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP is incorporated by reference to Exhibit (l) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 27, 2024.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is incorporated by reference to Exhibit (r)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(r)(2)	Code of Ethics of Pantheon Ventures (US) LP is incorporated by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23904) as previously filed on October 5, 2023.

(r)(3)	Code of Ethics of AMG Distributors, Inc. is incorporated by reference to Exhibit (r)(3) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

(s)	Power of Attorney is incorporated by reference to Exhibit (s) to the Registrant’s Registration Statement on Form N-2 (Reg. No. 811-23904) as previously filed on March 7, 2024.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$52,000
Legal fees	$370,000
Printing fees	$4,000
Blue Sky fees	$39,000
Transfer Agent fees	$78,000

Total	$543,000

Item 28. Persons Controlled by or Under Common Control With Registrant

The Registrant may be deemed to be controlled by Pantheon Ventures (US) LP, the adviser of the Registrant (the “Adviser”). Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-71327), and is incorporated herein by reference.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Class S	1
Class I	0
Class M	0

*	As of March 7, 2024.

Item 30. Indemnification

Sections 8.1-8.5 of Article VIII of the Registrant’s Amended and Restated Agreement and Declaration of Trust states:

Section 8.1	Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 8.2

Indemnification. The Trust shall indemnify each of its Trustees, officers, and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative, regulatory, or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and (b) any of (i) such Covered Person provides security for such undertaking, (ii) the Trust is insured against losses arising by reason of such payment, or (iii) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 8.3	Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 8.4	Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Section 8.5

Shareholders. Each Shareholder of the Trust and each Class shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Class, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Class and satisfy any judgment thereon from the assets of the Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Classes whose Shares were held by said Shareholder at the time the act or event occurred that gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “1933 Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

Pantheon Ventures (US) LP (the “Adviser”) is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund”. Information regarding any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member, director, executive officer, or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or director, is included in its Form ADV as filed with the SEC (File No. 801-71327), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Adviser, and/or (3) the Registrant’s Custodian. The address of each is as follows:

1.	AMG Funds LLC

680 Washington Boulevard, Suite 500

Stamford, CT 06901

2.	Pantheon Ventures (US) LP

11 Times Square, 35th Floor

New York, NY 10036

3.	The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (“Securities Act”);

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, and the State of Connecticut on the 1st day of April, 2024.

AMG Pantheon Credit Solutions Fund

By:	/s/ Keitha L. Kinne
Name: Keitha L. Kinne
Title: Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Keitha L. Kinne Keitha L. Kinne	Principal Executive Officer	April 1, 2024

/s/ Thomas Disbrow Thomas Disbrow	Principal Financial and Accounting Officer	April 1, 2024

*Kurt A. Keilhacker Kurt A. Keilhacker	Trustee	April 1, 2024

*Eric Rakowski Eric Rakowski	Trustee	April 1, 2024

*Victoria L. Sassine Victoria L. Sassine	Trustee	April 1, 2024

*Garret W. Weston Garret W. Weston	Trustee	April 1, 2024

*By:	/s/ Thomas Disbrow
Principal Financial and Accounting Officer Attorney-In-Fact (Pursuant to Power of Attorney dated March 7, 2024 and incorporated herein by reference as Exhibit (s))

Exhibit	Index

(n)	Consent of Independent Registered Public Accounting Firm